EARNINGS RELEASE FINANCIAL SUPPLEMENT

THIRD QUARTER 2016

JPMORGAN CHASE & CO.
TABLE OF CONTENTS

Page(s)
Consolidated Results
Consolidated Financial Highlights	2–3
Consolidated Statements of Income	4
Consolidated Balance Sheets	5
Condensed Average Balance Sheets and Annualized Yields	6
Reconciliation from Reported to Managed Basis	7
Segment Results - Managed Basis	8
Capital and Other Selected Balance Sheet Items	9
Earnings Per Share and Related Information	10

Business Segment Results
Consumer & Community Banking	11–14
Corporate & Investment Bank	15–17
Commercial Banking	18–19
Asset Management	20–22
Corporate	23

Credit-Related Information	24–27

Non-GAAP Financial Measures, Key Performance Measures and Other Notes	28
Glossary of Terms (a)

(a)
Refer to the Glossary of Terms on pages 311–315 of JPMorgan Chase & Co.’s (the “Firm’s”) Annual Report on Form 10-K for the year ended December 31, 2015 (the “2015 Annual Report”) and the Glossary of Terms and Line of Business Metrics on pages 169–176 of the Firm’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2016.

JPMORGAN CHASE & CO.
CONSOLIDATED FINANCIAL HIGHLIGHTS
(in millions, except per share and ratio data)

	QUARTERLY TRENDS									NINE MONTHS ENDED SEPTEMBER 30,
								3Q16 Change					2016 Change
SELECTED INCOME STATEMENT DATA	3Q16		2Q16		1Q16	4Q15	3Q15	2Q16	3Q15	2016		2015	2015
Reported Basis
Total net revenue	$24,673		$24,380		$23,239	$22,885	$22,780	1%	8%	$72,292		$70,658	2%
Total noninterest expense	14,463		13,638		13,837	14,263	15,368	6	(6)	41,938		44,751	(6)
Pre-provision profit	10,210		10,742		9,402	8,622	7,412	(5)	38	30,354		25,907	17
Provision for credit losses	1,271		1,402		1,824	1,251	682	(9)	86	4,497		2,576	75
NET INCOME	6,286		6,200		5,520	5,434	6,804	1	(8)	18,006		19,008	(5)

Managed Basis (a)
Total net revenue	25,512		25,214		24,083	23,747	23,535	1	8	74,809		72,886	3
Total noninterest expense	14,463		13,638		13,837	14,263	15,368	6	(6)	41,938		44,751	(6)
Pre-provision profit	11,049		11,576		10,246	9,484	8,167	(5)	35	32,871		28,135	17
Provision for credit losses	1,271		1,402		1,824	1,251	682	(9)	86	4,497		2,576	75
NET INCOME	6,286		6,200		5,520	5,434	6,804	1	(8)	18,006		19,008	(5)

EARNINGS PER SHARE DATA
Net income: Basic	$1.60		$1.56		$1.36	$1.34	$1.70	3	(6)	$4.51		$4.72	(4)
Diluted	1.58		1.55		1.35	1.32	1.68	2	(6)	4.48		4.68	(4)
Average shares: Basic	3,597.4		3,635.8		3,669.9	3,674.2	3,694.4	(1)	(3)	3,634.4		3,709.2	(2)
Diluted	3,629.6		3,666.5		3,696.9	3,704.6	3,725.6	(1)	(3)	3,664.3		3,742.2	(2)

MARKET AND PER COMMON SHARE DATA
Market capitalization	$238,277		$224,449		$216,547	$241,899	$224,438	6	6	$238,277		$224,438	6
Common shares at period-end	3,578.3		3,612.0		3,656.7	3,663.5	3,681.1	(1)	(3)	3,578.3		3,681.1	(3)
Closing share price (b)	$66.59		$62.14		$59.22	$66.03	$60.97	7	9	$66.59		$60.97	9
Book value per share	63.79		62.67		61.28	60.46	59.67	2	7	63.79		59.67	7
Tangible book value per share (c)	51.23		50.21		48.96	48.13	47.36	2	8	51.23		47.36	8
Cash dividends declared per share	0.48		0.48	(g)	0.44	0.44	0.44	—	9	1.40	(g)	1.28	9

FINANCIAL RATIOS (d)
Return on common equity (“ROE”)	10%		10%		9%	9%	12%			10%		11%
Return on tangible common equity (“ROTCE”) (c)	13		13		12	11	15			13		14
Return on assets	1.01		1.02		0.93	0.90	1.11			0.99		1.02

High quality liquid assets (“HQLA”) (in billions) (e)	$539	(h)	$516		$505	$496	$505	4	7	$539	(h)	$505	7

CAPITAL RATIOS (f)
Common equity Tier 1 (“CET1”) capital ratio	12.0%	(h)	12.0%		11.9%	11.8%	11.5%			12.0%	(h)	11.5%
Tier 1 capital ratio	13.6	(h)	13.6		13.5	13.5	13.3			13.6	(h)	13.3
Total capital ratio	15.1	(h)	15.2		15.1	15.1	14.9			15.1	(h)	14.9
Tier 1 leverage ratio	8.5	(h)	8.5		8.6	8.5	8.4			8.5	(h)	8.4

Note: Effective January 1, 2016, the Firm adopted new accounting guidance related to (1) the recognition and measurement of debit valuation adjustments (“DVA”) on financial liabilities where the fair value option has been elected, and (2) the accounting for share-based payments. For additional information, see Notes 1 and 2 on page 28.

(a)	For a further discussion of managed basis, see Reconciliation from Reported to Managed Basis on page 7.

(b)	Share price shown is from the New York Stock Exchange.

(c)
Tangible book value per share and ROTCE are key financial performance measures. Tangible book value per share represents tangible common equity (“TCE”) divided by common shares at period-end. ROTCE measures the Firm’s annualized earnings as a percentage of average TCE. For further discussion of these measures, see page 28.

(d)	Quarterly ratios are based upon annualized amounts.

(e)
HQLA represents the amount of assets that qualify for inclusion in the liquidity coverage ratio under the U.S. rule (“U.S. LCR”). For additional information on HQLA and LCR, see page 160 of the 2015 Annual Report, and page 70 of the Firm's Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2016.

(f)
Ratios presented are calculated under the Basel III Transitional capital rules and represent the Collins Floor. See footnote (a) on page 9 for additional information on Basel III and the Collins Floor.

(g)	On May 17, 2016, the Board of Directors increased the quarterly common stock dividend from $0.44 to $0.48 per share.

(h)	Estimated.

JPMORGAN CHASE & CO.
CONSOLIDATED FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio and headcount data)

	QUARTERLY TRENDS							NINE MONTHS ENDED SEPTEMBER 30,
						3Q16 Change				2016 Change
	3Q16	2Q16	1Q16	4Q15	3Q15	2Q16	3Q15	2016	2015	2015
SELECTED BALANCE SHEET DATA (period-end)
Total assets	$2,521,029	$2,466,096	$2,423,808	$2,351,698	$2,416,635	2%	4%	$2,521,029	$2,416,635	4%
Loans:
Consumer, excluding credit card loans	363,796	361,305	354,192	344,821	331,969	1	10	363,796	331,969	10
Credit card loans	133,435	131,591	126,090	131,463	126,979	1	5	133,435	126,979	5
Wholesale loans	390,823	379,908	367,031	361,015	350,509	3	12	390,823	350,509	12
Total Loans	888,054	872,804	847,313	837,299	809,457	2	10	888,054	809,457	10
Core loans (a)	795,077	775,813	746,196	732,093	698,988	2	14	795,077	698,988	14
Core loans (average) (a)	779,383	760,721	737,297	715,282	680,224	2	15	759,207	655,753	16

Deposits:
U.S. offices:
Noninterest-bearing	409,912	393,294	383,282	392,721	404,984	4	1	409,912	404,984	1
Interest-bearing	722,294	695,763	695,667	663,004	624,014	4	16	722,294	624,014	16
Non-U.S. offices:
Noninterest-bearing	19,397	20,980	20,913	18,921	20,174	(8)	(4)	19,397	20,174	(4)
Interest-bearing	224,535	220,921	221,954	205,069	223,934	2	—	224,535	223,934	—
Total deposits	1,376,138	1,330,958	1,321,816	1,279,715	1,273,106	3	8	1,376,138	1,273,106	8

Long-term debt (b)	309,418	295,627	290,754	288,651	292,503	5	6	309,418	292,503	6
Common stockholders’ equity	228,263	226,355	224,089	221,505	219,660	1	4	228,263	219,660	4
Total stockholders’ equity	254,331	252,423	250,157	247,573	245,728	1	4	254,331	245,728	4

Loans-to-deposits ratio	65%	66%	64%	65%	64%			65%	64%

Headcount	242,315	240,046	237,420	234,598	235,678	1	3	242,315	235,678	3

95% CONFIDENCE LEVEL - TOTAL VaR
Average VaR(c)	$43	$45	$54	$49	$54	(4)	(20)	$47	$47	—

LINE OF BUSINESS NET REVENUE (d)
Consumer & Community Banking	$11,328	$11,451	$11,117	$11,222	$10,879	(1)	4	$33,896	$32,598	4
Corporate & Investment Bank	9,455	9,165	8,135	7,069	8,168	3	16	26,755	26,473	1
Commercial Banking	1,870	1,817	1,803	1,760	1,644	3	14	5,490	5,125	7
Asset Management	3,047	2,939	2,972	3,045	2,894	4	5	8,958	9,074	(1)
Corporate	(188)	(158)	56	651	(50)	(19)	(276)	(290)	(384)	24
TOTAL NET REVENUE	$25,512	$25,214	$24,083	$23,747	$23,535	1	8	$74,809	$72,886	3

LINE OF BUSINESS NET INCOME
Consumer & Community Banking	$2,204	$2,656	$2,490	$2,407	$2,630	(17)	(16)	$7,350	$7,382	—
Corporate & Investment Bank	2,912	2,493	1,979	1,748	1,464	17	99	7,384	6,342	16
Commercial Banking	778	696	496	550	518	12	50	1,970	1,641	20
Asset Management	557	521	587	507	475	7	17	1,665	1,428	17
Corporate	(165)	(166)	(32)	222	1,717	1	NM	(363)	2,215	NM
NET INCOME	$6,286	$6,200	$5,520	$5,434	$6,804	1	(8)	$18,006	$19,008	(5)

(a)	Loans considered central to the Firm’s ongoing businesses. For further discussion of core loans, see page 28.

(b)
Included unsecured long-term debt of $226.8 billion, $220.6 billion, $216.1 billion, $211.8 billion and $214.6 billion for the periods ended September 30, 2016, June 30, 2016, March 31, 2016, December 31, 2015, and September 30, 2015, respectively.

(c)
As part of the Firm’s continuous evaluation and periodic enhancement of its market risk measures, during the third quarter of 2016 the Firm refined the scope of positions included in risk management VaR. In particular, certain private equity positions in CIB, exposure arising from non-U.S. dollar-denominated funding in Corporate, as well as seed capital and co-investments in Asset Management were removed from the VaR calculation. Commencing with the third quarter of 2016, exposure arising from these positions is captured using other sensitivity-based measures, such as a 10% decline in market value or a 1 basis point parallel shift in spreads, as appropriate, and will be separately reported in the Firm's Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2016. The Firm believes this refinement to its reported VaR measures more appropriately captures the risk of its market risk sensitive positions. This refinement resulted in a reduction in average Total VaR of $7 million for the three months ended September 30, 2016. For information regarding CIB VaR, see page 17.

(d)	For a further discussion of managed basis, see Reconciliation from Reported to Managed Basis on page 7.

JPMORGAN CHASE & CO.
CONSOLIDATED STATEMENTS OF INCOME
(in millions, except per share and ratio data)

	QUARTERLY TRENDS							NINE MONTHS ENDED SEPTEMBER 30,
						3Q16 Change				2016 Change
REVENUE	3Q16	2Q16	1Q16	4Q15	3Q15	2Q16	3Q15	2016	2015	2015
Investment banking fees	$1,866	$1,644	$1,333	$1,520	$1,604	14%	16%	$4,843	$5,231	(7)%
Principal transactions	3,451	2,976	2,679	1,552	2,367	16	46	9,106	8,856	3
Lending- and deposit-related fees	1,484	1,403	1,403	1,450	1,463	6	1	4,290	4,244	1
Asset management, administration and commissions	3,597	3,681	3,624	3,842	3,845	(2)	(6)	10,902	11,667	(7)
Securities gains	64	21	51	73	33	205	94	136	129	5
Mortgage fees and related income	624	689	667	556	469	(9)	33	1,980	1,957	1
Card income	1,202	1,358	1,301	1,431	1,447	(11)	(17)	3,861	4,493	(14)
Other income	782	1,261	801	1,236	628	(38)	25	2,844	1,796	58
Noninterest revenue	13,070	13,033	11,859	11,660	11,856	—	10	37,962	38,373	(1)
Interest income	14,070	13,813	13,552	13,155	12,739	2	10	41,435	37,818	10
Interest expense	2,467	2,466	2,172	1,930	1,815	—	36	7,105	5,533	28
Net interest income	11,603	11,347	11,380	11,225	10,924	2	6	34,330	32,285	6
TOTAL NET REVENUE	24,673	24,380	23,239	22,885	22,780	1	8	72,292	70,658	2

Provision for credit losses	1,271	1,402	1,824	1,251	682	(9)	86	4,497	2,576	75

NONINTEREST EXPENSE
Compensation expense	7,669	7,778	7,660	6,693	7,320	(1)	5	23,107	23,057	—
Occupancy expense	899	899	883	947	965	—	(7)	2,681	2,821	(5)
Technology, communications and equipment expense	1,741	1,665	1,618	1,657	1,546	5	13	5,024	4,536	11
Professional and outside services	1,665	1,700	1,548	1,824	1,776	(2)	(6)	4,913	5,178	(5)
Marketing	825	672	703	771	704	23	17	2,200	1,937	14
Other expense (a)	1,664	924	1,425	2,371	3,057	80	(46)	4,013	7,222	(44)
TOTAL NONINTEREST EXPENSE	14,463	13,638	13,837	14,263	15,368	6	(6)	41,938	44,751	(6)
Income before income tax expense	8,939	9,340	7,578	7,371	6,730	(4)	33	25,857	23,331	11
Income tax expense/(benefit) (b)	2,653	3,140	2,058	1,937	(74)	(16)	NM	7,851	4,323	82
NET INCOME	$6,286	$6,200	$5,520	$5,434	$6,804	1	(8)	$18,006	$19,008	(5)

NET INCOME PER COMMON SHARE DATA
Basic earnings per share	$1.60	$1.56	$1.36	$1.34	$1.70	3	(6)	$4.51	$4.72	(4)
Diluted earnings per share	1.58	1.55	1.35	1.32	1.68	2	(6)	4.48	4.68	(4)

FINANCIAL RATIOS
Return on common equity (c)	10%	10%	9%	9%	12%			10%	11%
Return on tangible common equity (c)(d)	13	13	12	11	15			13	14
Return on assets (c)	1.01	1.02	0.93	0.90	1.11			0.99	1.02
Effective income tax rate (b)	29.7	33.6	27.2	26.3	(1.1)			30.4	18.5
Overhead ratio	59	56	60	62	67			58	63

See notes 1 and 2 on page 28.

(a)
Included Firmwide legal expense/(benefit) of $(71) million, $(430) million, $(46) million, $644 million and $1.3 billion for the three months ended September 30, 2016, June 30, 2016, March 31, 2016, December 31, 2015, and September 30, 2015, respectively; and $(547) million and $2.3 billion for the nine months ended September 30, 2016, and 2015, respectively.

(b)
The three and nine months ended September 30, 2015 reflected tax benefits of $2.2 billion and 2.7 billion, respectively, which reduced the Firm’s effective tax rate by 32.0% and 11.7%, respectively. The recognition of tax benefits in 2015 resulted from the resolution of various tax audits, as well as the release of U.S. deferred taxes associated with the restructuring of certain non-U.S. entities.

(c)	Quarterly ratios are based upon annualized amounts.

(d)	For further discussion of ROTCE, see page 28.

JPMORGAN CHASE & CO.
CONSOLIDATED BALANCE SHEETS
(in millions)
						Sep 30, 2016
						Change
	Sep 30,	Jun 30,	Mar 31,	Dec 31,	Sep 30,	Jun 30,	Sep 30,
	2016	2016	2016	2015	2015	2016	2015
ASSETS
Cash and due from banks	$21,390	$19,710	$18,212	$20,490	$21,258	9%	1%
Deposits with banks	396,200	345,595	360,196	340,015	376,196	15	5
Federal funds sold and securities purchased under
resale agreements	232,637	237,267	223,220	212,575	218,467	(2)	6
Securities borrowed	109,197	103,225	102,937	98,721	105,668	6	3
Trading assets:
Debt and equity instruments	309,258	302,347	295,944	284,162	293,040	2	6
Derivative receivables	65,579	78,446	70,209	59,677	68,668	(16)	(4)
Securities	272,401	278,610	285,323	290,827	306,660	(2)	(11)
Loans	888,054	872,804	847,313	837,299	809,457	2	10
Less: Allowance for loan losses	14,204	14,227	13,994	13,555	13,466	—	5
Loans, net of allowance for loan losses	873,850	858,577	833,319	823,744	795,991	2	10
Accrued interest and accounts receivable	64,333	64,911	57,649	46,605	57,926	(1)	11
Premises and equipment	14,208	14,262	14,195	14,362	14,709	—	(3)
Goodwill	47,302	47,303	47,310	47,325	47,405	—	—
Mortgage servicing rights	4,937	5,072	5,658	6,608	6,716	(3)	(26)
Other intangible assets	887	917	940	1,015	1,036	(3)	(14)
Other assets	108,850	109,854	108,696	105,572	102,895	(1)	6
TOTAL ASSETS	$2,521,029	$2,466,096	$2,423,808	$2,351,698	$2,416,635	2	4

LIABILITIES
Deposits	$1,376,138	$1,330,958	$1,321,816	$1,279,715	$1,273,106	3	8
Federal funds purchased and securities loaned or sold
under repurchase agreements	168,491	166,044	160,999	152,678	180,319	1	(7)
Commercial paper	12,258	17,279	17,490	15,562	19,656	(29)	(38)
Other borrowed funds	24,479	19,945	19,703	21,105	27,174	23	(10)
Trading liabilities:
Debt and equity instruments	95,126	101,194	87,963	74,107	84,334	(6)	13
Derivative payables	48,143	57,764	59,319	52,790	57,140	(17)	(16)
Accounts payable and other liabilities	190,412	184,635	176,934	177,638	187,986	3	1
Beneficial interests issued by consolidated VIEs	42,233	40,227	38,673	41,879	48,689	5	(13)
Long-term debt	309,418	295,627	290,754	288,651	292,503	5	6
TOTAL LIABILITIES	2,266,698	2,213,673	2,173,651	2,104,125	2,170,907	2	4

STOCKHOLDERS’ EQUITY
Preferred stock	26,068	26,068	26,068	26,068	26,068	—	—
Common stock	4,105	4,105	4,105	4,105	4,105	—	—
Additional paid-in capital	92,103	91,974	91,782	92,500	92,316	—	—
Retained earnings	157,870	153,749	149,730	146,420	143,050	3	10
Accumulated other comprehensive income	1,474	1,618	782	192	751	(9)	96
Shares held in RSU Trust, at cost	(21)	(21)	(21)	(21)	(21)	—	—
Treasury stock, at cost	(27,268)	(25,070)	(22,289)	(21,691)	(20,541)	(9)	(33)
TOTAL STOCKHOLDERS’ EQUITY	254,331	252,423	250,157	247,573	245,728	1	4
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$2,521,029	$2,466,096	$2,423,808	$2,351,698	$2,416,635	2	4

See notes 1 and 2 on page 28.

JPMORGAN CHASE & CO.
CONDENSED AVERAGE BALANCE SHEETS AND ANNUALIZED YIELDS
(in millions, except rates)
	QUARTERLY TRENDS							NINE MONTHS ENDED SEPTEMBER 30,
						3Q16 Change				2016 Change
AVERAGE BALANCES	3Q16	2Q16	1Q16	4Q15	3Q15	2Q16	3Q15	2016	2015	2015
ASSETS
Deposits with banks	$409,176	$379,001	$364,200	$382,098	$413,038	8%	(1)%	$384,217	$443,420	(13)%
Federal funds sold and securities purchased under
resale agreements	196,657	201,871	204,992	202,205	201,673	(3)	(2)	201,157	208,132	(3)
Securities borrowed	102,790	101,669	103,461	104,672	98,193	1	5	102,640	105,475	(3)
Trading assets - debt instruments	219,816	215,780	208,315	204,365	202,388	2	9	214,656	207,065	4
Securities	272,993	280,041	284,488	297,648	307,364	(3)	(11)	279,152	321,990	(13)
Loans	874,396	859,727	840,526	823,057	793,584	2	10	858,275	775,274	11
Other assets (a)	40,665	41,436	38,001	37,012	40,650	(2)	—	40,036	39,417	2
Total interest-earning assets	2,116,493	2,079,525	2,043,983	2,051,057	2,056,890	2	3	2,080,133	2,100,773	(1)
Trading assets - equity instruments	98,714	99,626	85,280	95,609	96,868	(1)	2	94,555	108,819	(13)
Trading assets - derivative receivables	72,520	69,823	70,651	66,043	69,646	4	4	71,004	75,732	(6)
All other noninterest-earning assets	189,235	192,215	195,007	195,544	197,812	(2)	(4)	192,142	204,695	(6)
TOTAL ASSETS	$2,476,962	$2,441,189	$2,394,921	$2,408,253	$2,421,216	1	2	$2,437,834	$2,490,019	(2)
LIABILITIES
Interest-bearing deposits	$929,122	$915,295	$884,082	$864,878	$852,219	2	9	$909,571	$875,164	4
Federal funds purchased and securities loaned or
sold under repurchase agreements	180,098	176,855	171,246	181,995	188,006	2	(4)	176,081	196,054	(10)
Commercial paper	13,798	17,462	17,537	17,952	26,167	(21)	(47)	16,257	44,943	(64)
Trading liabilities - debt, short-term and other liabilities (b)	196,247	200,141	196,233	196,154	198,876	(2)	(1)	197,537	211,739	(7)
Beneficial interests issued by consolidated VIEs	42,462	38,411	39,839	44,774	49,808	11	(15)	40,245	50,692	(21)
Long-term debt	300,295	291,726	288,160	290,083	288,413	3	4	293,418	283,207	4
Total interest-bearing liabilities	1,662,022	1,639,890	1,597,097	1,595,836	1,603,489	1	4	1,633,109	1,661,799	(2)
Noninterest-bearing deposits	408,853	400,671	399,186	412,575	418,742	2	(2)	402,925	426,802	(6)
Trading liabilities - equity instruments	22,262	20,747	18,504	16,806	17,595	7	27	20,511	17,442	18
Trading liabilities - derivative payables	54,552	54,048	60,591	57,053	61,754	1	(12)	56,390	67,298	(16)
All other noninterest-bearing liabilities	77,116	75,336	71,914	80,366	76,895	2	—	74,797	78,932	(5)
TOTAL LIABILITIES	2,224,805	2,190,692	2,147,292	2,162,636	2,178,475	2	2	2,187,732	2,252,273	(3)
Preferred stock	26,068	26,068	26,068	26,068	25,718	—	1	26,068	23,357	12
Common stockholders’ equity	226,089	224,429	221,561	219,549	217,023	1	4	224,034	214,389	4
TOTAL STOCKHOLDERS’ EQUITY	252,157	250,497	247,629	245,617	242,741	1	4	250,102	237,746	5
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$2,476,962	$2,441,189	$2,394,921	$2,408,253	$2,421,216	1	2	$2,437,834	$2,490,019	(2)

AVERAGE RATES (c)
INTEREST-EARNING ASSETS
Deposits with banks	0.44%	0.49%	0.51%	0.32%	0.28%			0.48%	0.28%
Federal funds sold and securities purchased under
resale agreements	1.14	1.15	1.09	0.83	0.85			1.13	0.75
Securities borrowed (d)	(0.35)	(0.38)	(0.36)	(0.51)	(0.48)			(0.36)	(0.50)
Trading assets - debt instruments	3.46	3.50	3.31	3.16	3.04			3.43	3.27
Securities	2.95	2.95	2.98	3.11	2.85			2.96	2.81
Loans	4.23	4.22	4.26	4.20	4.24			4.24	4.24
Other assets (a)	2.14	2.06	2.04	1.71	1.67			2.08	1.67
Total interest-earning assets	2.70	2.73	2.72	2.60	2.51			2.72	2.46

INTEREST-BEARING LIABILITIES
Interest-bearing deposits	0.15	0.14	0.15	0.13	0.14			0.14	0.15
Federal funds purchased and securities loaned or
sold under repurchase agreements	0.63	0.64	0.61	0.36	0.34			0.63	0.30
Commercial paper	0.97	0.88	0.75	0.49	0.35			0.86	0.26
Trading liabilities - debt, short-term and other liabilities (b)	0.58	0.63	0.47	0.33	0.26			0.56	0.29
Beneficial interests issued by consolidated VIEs	1.26	1.24	1.14	0.99	0.92			1.22	0.85
Long-term debt	1.84	1.92	1.70	1.62	1.50			1.82	1.54
Total interest-bearing liabilities	0.59	0.60	0.55	0.48	0.45			0.58	0.45

INTEREST RATE SPREAD	2.11%	2.13%	2.17%	2.12%	2.06%			2.14%	2.01%
NET YIELD ON INTEREST-EARNING ASSETS	2.24%	2.25%	2.30%	2.23%	2.16%			2.26%	2.11%

(a)	Includes margin loans.

(b)	Includes brokerage customer payables.

(c)	Interest includes the effect of related hedging derivatives. Taxable-equivalent amounts are used where applicable.

(d)
Negative yield is a result of increased client-driven demand for certain securities combined with the impact of low interest rates; this is matched book activity and the negative interest expense on the corresponding securities loaned is recognized in interest expense and reported within trading liabilities - debt, short-term and other liabilities.

JPMORGAN CHASE & CO.
RECONCILIATION FROM REPORTED TO MANAGED BASIS
(in millions, except ratios)

The Firm prepares its Consolidated Financial Statements using accounting principles generally accepted in the U.S. (“U.S. GAAP”). That presentation, which is referred to as “reported” basis, provides the reader with an understanding of the Firm’s results that can be tracked consistently from year-to-year and enables a comparison of the Firm’s performance with other companies’ U.S. GAAP financial statements. In addition to analyzing the Firm’s results on a reported basis, management reviews the Firm’s results, including the overhead ratio, and the results of the lines of business on a “managed” basis, which are non-GAAP financial measures. For additional information on managed basis, refer to the notes on Non-GAAP Financial Measures on page 28.

The following summary table provides a reconciliation from reported U.S. GAAP results to managed basis.

	QUARTERLY TRENDS							NINE MONTHS ENDED SEPTEMBER 30,
						3Q16 Change				2016 Change
	3Q16	2Q16	1Q16	4Q15	3Q15	2Q16	3Q15	2016	2015	2015
OTHER INCOME
Other income - reported	$782	$1,261	$801	$1,236	$628	(38)%	25%	$2,844	$1,796	58%
Fully taxable-equivalent adjustments (a)	540	529	551	575	477	2	13	1,620	1,405	15
Other income - managed	$1,322	$1,790	$1,352	$1,811	$1,105	(26)	20	$4,464	$3,201	39

TOTAL NONINTEREST REVENUE
Total noninterest revenue - reported	$13,070	$13,033	$11,859	$11,660	$11,856	—	10	$37,962	$38,373	(1)
Fully taxable-equivalent adjustments (a)	540	529	551	575	477	2	13	1,620	1,405	15
Total noninterest revenue - managed	$13,610	$13,562	$12,410	$12,235	$12,333	—	10	$39,582	$39,778	—

NET INTEREST INCOME
Net interest income - reported	$11,603	$11,347	$11,380	$11,225	$10,924	2	6	$34,330	$32,285	6
Fully taxable-equivalent adjustments (a)	299	305	293	287	278	(2)	8	897	823	9
Net interest income - managed	$11,902	$11,652	$11,673	$11,512	$11,202	2	6	$35,227	$33,108	6

TOTAL NET REVENUE
Total net revenue - reported	$24,673	$24,380	$23,239	$22,885	$22,780	1	8	$72,292	$70,658	2
Fully taxable-equivalent adjustments (a)	839	834	844	862	755	1	11	2,517	2,228	13
Total net revenue - managed	$25,512	$25,214	$24,083	$23,747	$23,535	1	8	$74,809	$72,886	3

PRE-PROVISION PROFIT
Pre-provision profit - reported	$10,210	$10,742	$9,402	$8,622	$7,412	(5)	38	$30,354	$25,907	17
Fully taxable-equivalent adjustments (a)	839	834	844	862	755	1	11	2,517	2,228	13
Pre-provision profit - managed	$11,049	$11,576	$10,246	$9,484	$8,167	(5)	35	$32,871	$28,135	17

INCOME BEFORE INCOME TAX EXPENSE
Income before income tax expense - reported	$8,939	$9,340	$7,578	$7,371	$6,730	(4)	33	$25,857	$23,331	11
Fully taxable-equivalent adjustments (a)	839	834	844	862	755	1	11	2,517	2,228	13
Income before income tax expense - managed	$9,778	$10,174	$8,422	$8,233	$7,485	(4)	31	$28,374	$25,559	11

INCOME TAX EXPENSE
Income tax expense/(benefit) - reported	$2,653	$3,140	$2,058	$1,937	$(74)	(16)	NM	$7,851	$4,323	82
Fully taxable-equivalent adjustments (a)	839	834	844	862	755	1	11	2,517	2,228	13
Income tax expense - managed	$3,492	$3,974	$2,902	$2,799	$681	(12)	413	$10,368	$6,551	58

OVERHEAD RATIO
Overhead ratio - reported	59%	56%	60%	62%	67%			58%	63%
Overhead ratio - managed	57	54	57	60	65			56	61

See notes 1 and 2 on page 28.

(a)	Predominantly recognized in the CIB and Commercial Banking (“CB”) business segments and Corporate.

JPMORGAN CHASE & CO.
SEGMENT RESULTS - MANAGED BASIS
(in millions)

	QUARTERLY TRENDS							NINE MONTHS ENDED SEPTEMBER 30,
						3Q16 Change				2016 Change
	3Q16	2Q16	1Q16	4Q15	3Q15	2Q16	3Q15	2016	2015	2015
TOTAL NET REVENUE (fully taxable-equivalent (“FTE”))
Consumer & Community Banking	$11,328	$11,451	$11,117	$11,222	$10,879	(1)%	4%	$33,896	$32,598	4%
Corporate & Investment Bank	9,455	9,165	8,135	7,069	8,168	3	16	26,755	26,473	1
Commercial Banking	1,870	1,817	1,803	1,760	1,644	3	14	5,490	5,125	7
Asset Management	3,047	2,939	2,972	3,045	2,894	4	5	8,958	9,074	(1)
Corporate	(188)	(158)	56	651	(50)	(19)	(276)	(290)	(384)	24
TOTAL NET REVENUE	$25,512	$25,214	$24,083	$23,747	$23,535	1	8	$74,809	$72,886	3

TOTAL NONINTEREST EXPENSE
Consumer & Community Banking	$6,510	$6,004	$6,088	$6,272	$6,237	8	4	$18,602	$18,637	—
Corporate & Investment Bank	4,934	5,078	4,808	4,436	6,131	(3)	(20)	14,820	16,925	(12)
Commercial Banking	746	731	713	750	719	2	4	2,190	2,131	3
Asset Management	2,130	2,098	2,075	2,196	2,109	2	1	6,303	6,690	(6)
Corporate	143	(273)	153	609	172	NM	(17)	23	368	(94)
TOTAL NONINTEREST EXPENSE	$14,463	$13,638	$13,837	$14,263	$15,368	6	(6)	$41,938	$44,751	(6)

PRE-PROVISION PROFIT/(LOSS)
Consumer & Community Banking	$4,818	$5,447	$5,029	$4,950	$4,642	(12)	4	$15,294	$13,961	10
Corporate & Investment Bank	4,521	4,087	3,327	2,633	2,037	11	122	11,935	9,548	25
Commercial Banking	1,124	1,086	1,090	1,010	925	3	22	3,300	2,994	10
Asset Management	917	841	897	849	785	9	17	2,655	2,384	11
Corporate	(331)	115	(97)	42	(222)	NM	(49)	(313)	(752)	58
PRE-PROVISION PROFIT	$11,049	$11,576	$10,246	$9,484	$8,167	(5)	35	$32,871	$28,135	17

PROVISION FOR CREDIT LOSSES
Consumer & Community Banking	$1,294	$1,201	$1,050	$1,038	$389	8	233	$3,545	$2,021	75
Corporate & Investment Bank	67	235	459	81	232	(71)	(71)	761	251	203
Commercial Banking	(121)	(25)	304	117	82	(384)	NM	158	325	(51)
Asset Management	32	(8)	13	17	(17)	NM	NM	37	(13)	NM
Corporate	(1)	(1)	(2)	(2)	(4)	—	75	(4)	(8)	50
PROVISION FOR CREDIT LOSSES	$1,271	$1,402	$1,824	$1,251	$682	(9)	86	$4,497	$2,576	75

NET INCOME
Consumer & Community Banking	$2,204	$2,656	$2,490	$2,407	$2,630	(17)	(16)	$7,350	$7,382	—
Corporate & Investment Bank	2,912	2,493	1,979	1,748	1,464	17	99	7,384	6,342	16
Commercial Banking	778	696	496	550	518	12	50	1,970	1,641	20
Asset Management	557	521	587	507	475	7	17	1,665	1,428	17
Corporate	(165)	(166)	(32)	222	1,717	1	NM	(363)	2,215	NM
TOTAL NET INCOME	$6,286	$6,200	$5,520	$5,434	$6,804	1	(8)	$18,006	$19,008	(5)

See notes 1 and 2 on page 28.

JPMORGAN CHASE & CO.
CAPITAL AND OTHER SELECTED BALANCE SHEET ITEMS
(in millions, except ratio data)

							Sep 30, 2016
							Change		NINE MONTHS ENDED SEPTEMBER 30,
	Sep 30,		Jun 30,	Mar 31,	Dec 31,	Sep 30,	Jun 30,	Sep 30,			2016 Change
	2016		2016	2016	2015	2015	2016	2015	2016	2015	2015
CAPITAL (a)
Risk-based capital metrics
Standardized Transitional
CET1 capital	$181,606	(f)	$179,593	$177,531	$175,398	$173,577	1%	5%
Tier 1 capital	206,425	(f)	204,390	202,399	200,482	199,211	1	4
Total capital	240,984	(f)	238,999	236,954	234,413	234,377	1	3
Risk-weighted assets	1,483,136	(f)	1,469,430	1,470,741	1,465,262	1,503,370	1	(1)
CET1 capital ratio	12.2%	(f)	12.2%	12.1%	12.0%	11.5%
Tier 1 capital ratio	13.9	(f)	13.9	13.8	13.7	13.3
Total capital ratio	16.2	(f)	16.3	16.1	16.0	15.6

Advanced Transitional
CET1 capital	$181,606	(f)	179,593	177,531	175,398	173,577	1	5
Tier 1 capital	206,425	(f)	204,390	202,399	200,482	199,211	1	4
Total capital	229,351	(f)	227,865	226,190	224,616	223,877	1	2
Risk-weighted assets	1,514,416	(f)	1,497,509	1,497,870	1,485,336	1,502,685	1	1
CET1 capital ratio	12.0%	(f)	12.0%	11.9%	11.8%	11.6%
Tier 1 capital ratio	13.6	(f)	13.6	13.5	13.5	13.3
Total capital ratio	15.1	(f)	15.2	15.1	15.1	14.9

Leverage-based capital metrics
Adjusted average assets (b)	$2,427,418	(f)	$2,391,819	$2,345,926	$2,358,471	$2,375,317	1	2
Tier 1 leverage ratio	8.5%	(f)	8.5%	8.6%	8.5%	8.4%
SLR leverage exposure (c)	$3,143,411	(f)	$3,094,545	3,047,558	3,079,797	3,116,633	2	1
SLR (c)	6.6%	(f)	6.6%	6.6%	6.5%	6.4%

TANGIBLE COMMON EQUITY (period-end) (d)
Common stockholders’ equity	$228,263		$226,355	$224,089	$221,505	$219,660	1	4
Less: Goodwill	47,302		47,303	47,310	47,325	47,405	—	—
Less: Other intangible assets	887		917	940	1,015	1,036	(3)	(14)
Add: Deferred tax liabilities (e)	3,232		3,220	3,205	3,148	3,105	—	4
Total tangible common equity	$183,306		$181,355	$179,044	$176,313	$174,324	1	5

TANGIBLE COMMON EQUITY (average) (d)
Common stockholders’ equity	$226,089		$224,429	$221,561	$219,549	$217,023	1	4	$224,034	$214,389	4
Less: Goodwill	47,302		47,309	47,332	47,377	47,428	—	—	47,314	47,468	—
Less: Other intangible assets	903		928	985	1,030	1,064	(3)	(15)	938	1,112	(16)
Add: Deferred tax liabilities (e)	3,226		3,213	3,177	3,127	2,991	—	8	3,205	2,909	10
Total tangible common equity	$181,110		$179,405	$176,421	$174,269	$171,522	1	6	$178,987	$168,718	6

INTANGIBLE ASSETS (period-end)
Goodwill	$47,302		$47,303	$47,310	$47,325	$47,405	—	—
Mortgage servicing rights	4,937		5,072	5,658	6,608	6,716	(3)	(26)
Other intangible assets	887		917	940	1,015	1,036	(3)	(14)
Total intangible assets	$53,126		$53,292	$53,908	$54,948	$55,157	—	(4)

See notes 1 and 2 on page 28.

(a)
Basel III presents two comprehensive methodologies for calculating risk-weighted assets: a Standardized approach and an Advanced approach. As required by the Collins Amendment of the Wall Street Reform and Consumer Protection Act, the capital adequacy of the Firm is evaluated against the Basel III approach (Standardized or Advanced) that results, for each quarter, in the lower ratio (the “Collins Floor”). For further discussion of the implementation of Basel III, see Capital Management on pages 149-158 of the 2015 Annual Report, and on pages 63–69 of the Firm's Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2016.

(b)
Adjusted average assets, for purposes of calculating leverage ratios, includes total quarterly average assets adjusted for on balance sheet assets that are subject to deduction from Tier 1 capital, predominately goodwill and other intangible assets.

(c)
The supplementary leverage ratio (“SLR”) under Basel III is defined as Tier 1 capital divided by the Firm’s total leverage exposure. Total leverage exposure is calculated by taking the Firm’s adjusted average assets as calculated for the Tier 1 leverage ratio, and adding certain off-balance sheet exposures, such as undrawn commitments and derivatives potential future exposure.

(d)	For further discussion of TCE, see page 28.

(e)
Represents deferred tax liabilities related to tax-deductible goodwill and to identifiable intangibles created in non-taxable transactions, which are netted against goodwill and other intangibles when calculating TCE.

(f)	Estimated.

JPMORGAN CHASE & CO.
EARNINGS PER SHARE AND RELATED INFORMATION
(in millions, except per share and ratio data)

	QUARTERLY TRENDS								NINE MONTHS ENDED SEPTEMBER 30,
							3Q16 Change					2016 Change
	3Q16	2Q16		1Q16	4Q15	3Q15	2Q16	3Q15	2016		2015	2015
EARNINGS PER SHARE
Basic earnings per share
Net income	$6,286	$6,200		$5,520	$5,434	$6,804	1%	(8)%	$18,006		$19,008	(5)%
Less: Preferred stock dividends	412	411		412	418	393	—	5	1,235		1,097	13
Net income applicable to common equity	5,874	5,789		5,108	5,016	6,411	1	(8)	16,771		17,911	(6)
Less: Dividends and undistributed earnings allocated to
participating securities	127	123		117	108	141	3	(10)	368		413	(11)
Net income applicable to common stockholders	$5,747	$5,666		$4,991	$4,908	$6,270	1	(8)	$16,403		$17,498	(6)

Total weighted-average basic shares outstanding	3,597.4	3,635.8		3,669.9	3,674.2	3,694.4	(1)	(3)	3,634.4		3,709.2	(2)
Net income per share	$1.60	$1.56		$1.36	$1.34	$1.70	3	(6)	$4.51		$4.72	(4)

Diluted earnings per share
Net income applicable to common stockholders	$5,747	$5,666		$4,991	$4,908	$6,270	1	(8)	$16,403		$17,498	(6)
Total weighted-average basic shares outstanding	3,597.4	3,635.8		3,669.9	3,674.2	3,694.4	(1)	(3)	3,634.4		3,709.2	(2)
Add: Employee stock options, stock appreciation rights (“SARs”), warrants and performance share units (“PSUs”)	32.2	30.7		27.0	30.4	31.2	5	3	29.9		33.0	(9)
Total weighted-average diluted shares outstanding	3,629.6	3,666.5		3,696.9	3,704.6	3,725.6	(1)	(3)	3,664.3		3,742.2	(2)
Net income per share	$1.58	$1.55		$1.35	$1.32	$1.68	2	(6)	$4.48		$4.68	(4)

COMMON DIVIDENDS
Cash dividends declared per share	$0.48	$0.48	(c)	$0.44	$0.44	$0.44	—	9	$1.40	(c)	$1.28	9
Dividend payout ratio	30%	31%		32%	33%	26%			31%		27%

COMMON EQUITY REPURCHASE PROGRAM (a)
Total shares of common stock repurchased	35.6	45.8		29.2	19.0	19.1	(22)	86	110.6		70.8	56
Average price paid per share of common stock	$64.46	$61.93		$58.17	$63.92	$65.30	4	(1)	$61.75		$62.13	(1)
Aggregate repurchases of common equity	2,295	2,840		1,696	1,219	1,248	(19)	84	6,831		4,397	55

EMPLOYEE ISSUANCE
Shares issued from treasury stock related to employee
stock-based compensation awards and employee stock
purchase plans	1.3	1.2		22.3	1.1	1.9	8	(32)	24.8		32.7	(24)
Net impact of employee issuances on stockholders’ equity (b)	$226	$250		$366	$252	$248	(10)	(9)	$842		$871	(3)

See notes 1 and 2 on page 28.

(a)
On June 29, 2016, the Firm announced, in connection with the release of its 2016 CCAR results, that it is authorized to repurchase up to $10.6 billion of common equity between July 1, 2016 and June 30, 2017, under a new equity repurchase program authorized by the Board of Directors.

(b)
The net impact of employee issuances on stockholders’ equity is driven by the cost of equity compensation awards that is recognized over the applicable vesting periods. The cost is partially offset by tax impacts related to the distribution of shares and the exercise of employee stock options and SARs.

(c)	On May 17, 2016, the Board of Directors increased the quarterly common stock dividend from $0.44 to $0.48 per share.

JPMORGAN CHASE & CO.
CONSUMER & COMMUNITY BANKING
FINANCIAL HIGHLIGHTS
(in millions, except ratio data)

	QUARTERLY TRENDS							NINE MONTHS ENDED SEPTEMBER 30,
						3Q16 Change				2016 Change
	3Q16	2Q16	1Q16	4Q15	3Q15	2Q16	3Q15	2016	2015	2015
INCOME STATEMENT
REVENUE
Lending- and deposit-related fees	$841	$780	$769	$817	$836	8%	1%	$2,390	$2,320	3%
Asset management, administration and commissions	531	535	530	524	565	(1)	(6)	1,596	1,648	(3)
Mortgage fees and related income	624	689	667	556	469	(9)	33	1,980	1,955	1
Card income	1,099	1,253	1,191	1,326	1,335	(12)	(18)	3,543	4,165	(15)
All other income	773	881	649	815	524	(12)	48	2,303	1,466	57
Noninterest revenue	3,868	4,138	3,806	4,038	3,729	(7)	4	11,812	11,554	2
Net interest income	7,460	7,313	7,311	7,184	7,150	2	4	22,084	21,044	5
TOTAL NET REVENUE	11,328	11,451	11,117	11,222	10,879	(1)	4	33,896	32,598	4

Provision for credit losses	1,294	1,201	1,050	1,038	389	8	233	3,545	2,021	75

NONINTEREST EXPENSE
Compensation expense	2,453	2,420	2,382	2,349	2,413	1	2	7,255	7,421	(2)
Noncompensation expense (a)	4,057	3,584	3,706	3,923	3,824	13	6	11,347	11,216	1
TOTAL NONINTEREST EXPENSE	6,510	6,004	6,088	6,272	6,237	8	4	18,602	18,637	—

Income before income tax expense	3,524	4,246	3,979	3,912	4,253	(17)	(17)	11,749	11,940	(2)
Income tax expense	1,320	1,590	1,489	1,505	1,623	(17)	(19)	4,399	4,558	(3)
NET INCOME	$2,204	$2,656	$2,490	$2,407	$2,630	(17)	(16)	$7,350	$7,382	—

REVENUE BY LINE OF BUSINESS
Consumer & Business Banking	$4,719	$4,616	$4,550	$4,587	$4,555	2	4	$13,885	$13,396	4
Mortgage Banking	1,874	1,921	1,876	1,680	1,555	(2)	21	5,671	5,137	10
Card, Commerce Solutions & Auto	4,735	4,914	4,691	4,955	4,769	(4)	(1)	14,340	14,065	2

MORTGAGE FEES AND RELATED INCOME DETAILS:
Net production revenue	247	261	162	123	176	(5)	40	670	646	4
Net mortgage servicing revenue (b)	377	428	505	433	293	(12)	29	1,310	1,309	—
Mortgage fees and related income	$624	$689	$667	$556	$469	(9)	33	$1,980	$1,955	1

FINANCIAL RATIOS
ROE	16%	20%	19%	18%	20%			18%	18%
Overhead ratio	57	52	55	56	57			55	57

(a)
Included operating lease depreciation expense of $504 million, $460 million, $432 million, $401 million, and $372 million for the three months ended September 30, 2016, June 30, 2016, March 31, 2016, December 31, 2015, and September 30, 2015, respectively, and $1.4 billion and $1.0 billion for the nine months ended September 30, 2016, and 2015, respectively.

(b)
Included MSR risk management of $38 million, $73 million, $129 million, $4 million, and $(123) million for the three months ended September 30, 2016, June 30, 2016, March 31, 2016, December 31, 2015, and September 30, 2015, respectively, and $240 million and $(121) million for the nine months ended September 30, 2016 and 2015, respectively.

JPMORGAN CHASE & CO.
CONSUMER & COMMUNITY BANKING
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except headcount data)

	QUARTERLY TRENDS							NINE MONTHS ENDED SEPTEMBER 30,
						3Q16 Change				2016 Change
	3Q16	2Q16	1Q16	4Q15	3Q15	2Q16	3Q15	2016	2015	2015
SELECTED BALANCE SHEET DATA (period-end)
Total assets	$521,276	$519,187	$505,071	$502,652	$484,253	—%	8%	$521,276	$484,253	8%

Loans:
Consumer & Business Banking	23,846	23,588	22,889	22,730	22,346	1	7	23,846	22,346	7
Home equity	52,445	54,569	56,627	58,734	60,849	(4)	(14)	52,445	60,849	(14)
Residential mortgage and other	181,564	178,670	172,413	164,500	153,730	2	18	181,564	153,730	18
Mortgage Banking	234,009	233,239	229,040	223,234	214,579	—	9	234,009	214,579	9
Credit Card	133,435	131,591	126,090	131,463	126,979	1	5	133,435	126,979	5
Auto	64,512	64,056	62,937	60,255	57,174	1	13	64,512	57,174	13
Student	7,354	7,614	7,890	8,176	8,462	(3)	(13)	7,354	8,462	(13)
Total loans	463,156	460,088	448,846	445,858	429,540	1	8	463,156	429,540	8
Core loans (a)	371,060	364,007	348,802	341,881	320,415	2	16	371,060	320,415	16

Deposits	605,117	586,074	582,026	557,645	539,182	3	12	605,117	539,182	12
Equity	51,000	51,000	51,000	51,000	51,000	—	—	51,000	51,000	—

SELECTED BALANCE SHEET DATA (average)
Total assets	$521,882	$512,434	$503,231	$494,306	$478,914	2	9	$512,550	$465,782	10

Loans:
Consumer & Business Banking	23,678	23,223	22,775	22,445	22,069	2	7	23,227	21,709	7
Home equity	53,501	55,615	57,717	59,757	62,025	(4)	(14)	55,604	64,442	(14)
Residential mortgage and other	180,669	175,753	168,694	160,925	146,432	3	23	175,059	133,341	31
Mortgage Banking	234,170	231,368	226,411	220,682	208,457	1	12	230,663	197,783	17
Credit Card	132,713	128,396	127,299	127,620	126,305	3	5	129,481	125,294	3
Auto	64,068	63,661	61,252	58,692	56,412	1	14	62,998	55,744	13
Student	7,490	7,757	8,034	8,326	8,622	(3)	(13)	7,759	8,911	(13)
Total loans	462,119	454,405	445,771	437,765	421,865	2	10	454,128	409,441	11
Core loans (a)	367,999	356,380	343,705	331,296	309,888	3	19	356,072	291,728	22

Deposits	593,671	583,115	562,284	545,734	535,987	2	11	579,741	525,951	10
Equity	51,000	51,000	51,000	51,000	51,000	—	—	51,000	51,000	—

Headcount	132,092	131,815	129,925	127,094	128,601	—	3	132,092	128,601	3

(a)	Loans considered central to the Firm’s ongoing businesses. For further discussion of core loans, see page 28.

JPMORGAN CHASE & CO.
CONSUMER & COMMUNITY BANKING
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio data)	QUARTERLY TRENDS							NINE MONTHS ENDED SEPTEMBER 30,
						3Q16 Change				2016 Change
	3Q16	2Q16	1Q16	4Q15	3Q15	2Q16	3Q15	2016	2015	2015
CREDIT DATA AND QUALITY STATISTICS
Nonaccrual loans (a)(b)	$4,853	$4,980	$5,117	$5,313	$5,433	(3)%	(11)%	$4,853	$5,433	(11)%
Net charge-offs/(recoveries) (c)
Consumer & Business Banking	71	53	56	76	50	34	42	180	177	2
Home equity	42	35	59	45	82	20	(49)	136	238	(43)
Residential mortgage and other	7	3	1	14	(41)	133	NM	11	(12)	NM
Mortgage Banking	49	38	60	59	41	29	20	147	226	(35)
Credit Card	838	860	830	774	759	(3)	10	2,528	2,348	8
Auto	79	46	67	74	57	72	39	192	140	37
Student	32	29	37	55	58	10	(45)	98	155	(37)
Total net charge-offs/(recoveries)	$1,069	$1,026	$1,050	$1,038	$965	4	11	$3,145	$3,046	3
Net charge-off/(recovery) rate (c)
Consumer & Business Banking	1.19%	0.92%	0.99%	1.34%	0.90%			1.04%	1.09%
Home equity (d)	0.42	0.34	0.55	0.40	0.70			0.44	0.66
Residential mortgage and other (d)	0.02	0.01	—	0.04	(0.14)			0.01	(0.02)
Mortgage Banking (d)	0.10	0.08	0.13	0.13	0.10			0.10	0.20
Credit Card (e)	2.51	2.70	2.62	2.42	2.41			2.61	2.54
Auto	0.49	0.29	0.44	0.50	0.40			0.41	0.34
Student	1.70	1.50	1.85	2.62	2.67			1.69	2.33
Total net charge-off/(recovery) rate (d)	1.00	0.99	1.04	1.04	1.02			1.01	1.12

30+ day delinquency rate
Mortgage Banking (f)(g)	1.27%	1.33%	1.41%	1.57%	1.74%			1.27%	1.74%
Credit Card (h)	1.53	1.40	1.45	1.43	1.38			1.53	1.38
Auto	1.08	1.16	0.94	1.35	1.06			1.08	1.06
Student (i)	1.81	1.43	1.41	1.81	1.99			1.81	1.99
90+ day delinquency rate - Credit Card (h)	0.75	0.70	0.75	0.72	0.66			0.75	0.66

Allowance for loan losses
Consumer & Business Banking	$703	$703	$703	$703	$703	—	—	$703	$703	—
Mortgage Banking, excluding PCI loans	1,488	1,488	1,588	1,588	1,588	—	(6)	1,488	1,588	(6)
Mortgage Banking - PCI loans (c)	2,618	2,654	2,695	2,742	2,788	(1)	(6)	2,618	2,788	(6)
Credit Card	3,884	3,684	3,434	3,434	3,434	5	13	3,884	3,434	13
Auto	474	449	399	399	374	6	27	474	374	27
Student	274	274	299	299	324	—	(15)	274	324	(15)
Total allowance for loan losses (c)	$9,441	$9,252	$9,118	$9,165	$9,211	2	2	$9,441	$9,211	2
Note: CCB provides several non-GAAP financial measures which exclude the impact of PCI loans. For further discussion of these measures, see page 28.

(a)	Excludes PCI loans. The Firm is recognizing interest income on each pool of PCI loans as they are all performing.

(b)
At September 30, 2016, June 30, 2016, March 31, 2016, December 31, 2015 and September 30, 2015, nonaccrual loans excluded loans 90 or more days past due as follows: (1) mortgage loans insured by U.S. government agencies of $5.0 billion, $5.2 billion, $5.7 billion, $6.3 billion and $6.6 billion, respectively; and (2) student loans insured by U.S. government agencies under the Federal Family Education Loan Program (“FFELP”) of $259 million, $252 million, $269 million, $290 million and $289 million, respectively. These amounts have been excluded based upon the government guarantee.

(c)
Net charge-offs and the net charge-off rates for the three months ended September 30, 2016, June 30, 2016, March 31, 2016, December 31, 2015 and September 30, 2015, excluded write-offs in the PCI portfolio of $36 million, $41 million, $47 million, $46 million and $52 million, respectively, and for the nine months ended September 30, 2016 and 2015 excluded $124 million and $162 million, respectively. These write-offs decreased the allowance for loan losses for PCI loans. For further information on PCI write-offs, see Summary of Changes in the Allowances on page 26.

(d)
Excludes the impact of PCI loans. For the three months ended September 30, 2016, June 30, 2016, March 31, 2016, December 31, 2015 and September 30, 2015, the net charge-off/(recovery) rates including the impact of PCI loans were as follows: (1) home equity of 0.31%, 0.25%, 0.41%, 0.30% and 0.52%, respectively; (2) residential mortgage and other of 0.02%, 0.01%, –%, 0.03% and (0.11%), respectively; (3) Mortgage Banking of 0.08%, 0.07%, 0.11%, 0.11% and 0.08%, respectively; and (4) total CCB of 0.92%, 0.91%, 0.95%, 0.94% and 0.91%, respectively. For the nine months ended September 30, 2016 and 2015, the net charge-off rates including the impact of PCI loans were as follows: (1) home equity of 0.33% and 0.49%, respectively; (2) residential mortgage and other of 0.01% and (0.01%), respectively; (3) Mortgage Banking of 0.09% and 0.15%, respectively; and (4) total CCB of 0.93% and 1.00%, respectively.

(e)
Average credit card loans included loans held-for-sale of $87 million, $82 million, $72 million, $717 million and $1.3 billion for the three months ended September 30, 2016, June 30, 2016, March 31, 2016, December 31, 2015 and September 30, 2015, respectively, and $80 million and $1.9 billion for the nine months ended September 30, 2016, and 2015, respectively. These amounts are excluded when calculating the net charge-off rate.

(f)
At September 30, 2016, June 30, 2016, March 31, 2016, December 31, 2015 and September 30, 2015, excluded mortgage loans insured by U.S. government agencies of $7.0 billion, $7.2 billion, $7.6 billion, $8.4 billion and $8.5 billion, respectively, that are 30 or more days past due. These amounts have been excluded based upon the government guarantee.

(g)
Excludes PCI loans. The 30+ day delinquency rate for PCI loans was 10.01%, 10.09%, 10.47%, 11.21% and 11.29% at September 30, 2016, June 30, 2016, March 31, 2016, December 31, 2015 and September 30, 2015, respectively.

(h)
Period-end credit card loans included loans held-for-sale of $89 million, $84 million, $78 million, $76 million and $1.3 billion at September 30, 2016, June 30, 2016, March 31, 2016, December 31, 2015 and September 30, 2015, respectively. These amounts are excluded when calculating delinquency rates.

(i)
Excluded student loans insured by U.S government agencies under FFELP of $461 million, $458 million, $471 million, $526 million and $507 million at September 30, 2016, June 30, 2016, March 31, 2016, December 31, 2015 and September 30, 2015, respectively, that are 30 or more days past due. These amounts have been excluded based upon the government guarantee.

JPMORGAN CHASE & CO.
CONSUMER & COMMUNITY BANKING
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio data and where otherwise noted)

	QUARTERLY TRENDS												NINE MONTHS ENDED SEPTEMBER 30,
											3Q16 Change						2016 Change
	3Q16		2Q16		1Q16		4Q15		3Q15		2Q16	3Q15	2016		2015		2015
BUSINESS METRICS
Number of:
Branches	5,310		5,366		5,385		5,413		5,471		(1)%	(3)%	5,310		5,471		(3)%
Active digital customers (in thousands) (a)	43,657		42,833		42,458		39,242		38,511		2	13	43,657		38,511		13
Active mobile customers (in thousands) (b)	26,047		24,817		23,821		22,810		22,232		5	17	26,047		22,232		17%

Consumer & Business Banking
Average deposits	$576,573		$567,415		$548,447		$530,611		$519,414		2	11	$564,190		$510,036		11
Deposit margin	1.79%		1.80%		1.86%		1.83%		1.86%				1.82%		1.92%
Business banking origination volume	$1,803		$2,183		$1,688		$1,609		$1,715		(17)	5	$5,674		$5,166		10
Client investment assets	231,574		224,741		220,004		218,551		213,263		3	9	231,574		213,263		9

Mortgage Banking (in billions)
Mortgage origination volume by channel
Retail	$11.7		$11.2		$8.7		$8.7		$9.5		4	23	$31.6		$27.4		15
Correspondent	15.4		13.8		13.7		13.8		20.4		12	(25)	42.9		56.5		(24)
Total mortgage origination volume (c)	$27.1		$25.0		$22.4		$22.5		$29.9		8	(9)	$74.5		$83.9		(11)
Total loans serviced (period-end)	$863.3		$880.3		$898.7		$910.1		$929.0		(2)	(7)	$863.3		$929.0		(7)
Third-party mortgage loans serviced (period-end)	609.2		629.9		655.4		674.0		702.6		(3)	(13)	609.2		702.6		(13)
MSR carrying value (period-end)	4.9		5.1		5.7		6.6		6.7		(4)	(27)	4.9		6.7		(27)
Ratio of MSR carrying value (period-end) to third-party mortgage
loans serviced (period-end)	0.80%		0.81%		0.87%		0.98%		0.95%				0.80%		0.95%
MSR revenue multiple (d)	2.29	x	2.31	x	2.49	x	2.97	x	2.79	x			2.29	x	2.71	x

Credit Card, excluding Commercial Card
Sales volume (in billions)	$139.2		$136.0		$121.7		$130.8		$126.6		2	10	$396.9		$365.1		9
New accounts opened	2.7		2.7		2.3		2.5		2.0		—	35	7.7		6.2		24

Card Services
Net revenue rate	11.04%		12.28%		11.81%		12.54%		12.22%				11.70%		12.25%

Commerce Solutions
Merchant processing volume (in billions)	$267.2		$263.8		$247.5		$258.2		$235.8		1	13	$778.5		$691.1		13

Auto
Loan and lease origination volume (in billions)	$9.3		$8.5		$9.6		$9.2		$8.1		9	15	$27.4		$23.2		18
Average Auto operating lease assets	11,418		10,435		9,615		8,794		8,073		9	41	10,493		7,474		40

(a)	Users of all web and/or mobile platforms who have logged in within the past 90 days.

(b)	Users of all mobile platforms who have logged in within the past 90 days.

(c)
Firmwide mortgage origination volume was $30.9 billion, $28.6 billion, $24.4 billion, $24.7 billion and $32.2 billion for the three months ended September 30, 2016, June 30, 2016, March 31, 2016, December 31, 2015 and September 30, 2015, respectively, and $83.9 billion and $90.5 billion for the nine months ended September 30, 2016 and 2015, respectively.

(d)
Represents the ratio of MSR carrying value (period-end) to third-party mortgage loans serviced (period-end) divided by the ratio of annualized loan servicing-related revenue to third-party mortgage loans serviced (average).

JPMORGAN CHASE & CO.
CORPORATE & INVESTMENT BANK
FINANCIAL HIGHLIGHTS
(in millions, except ratio data)
	QUARTERLY TRENDS							NINE MONTHS ENDED SEPTEMBER 30,
						3Q16 Change				2016 Change
	3Q16	2Q16	1Q16	4Q15	3Q15	2Q16	3Q15	2016	2015	2015
INCOME STATEMENT
REVENUE
Investment banking fees	$1,855	$1,636	$1,321	$1,538	$1,612	13%	15%	$4,812	$5,198	(7)%
Principal transactions	3,282	2,965	2,470	1,396	2,370	11	38	8,717	8,509	2
Lending- and deposit-related fees	402	385	394	387	389	4	3	1,181	1,186	—
Asset management, administration and commissions	968	1,025	1,069	1,049	1,083	(6)	(11)	3,062	3,418	(10)
All other income	183	464	280	268	294	(61)	(38)	927	744	25
Noninterest revenue	6,690	6,475	5,534	4,638	5,748	3	16	18,699	19,055	(2)
Net interest income	2,765	2,690	2,601	2,431	2,420	3	14	8,056	7,418	9
TOTAL NET REVENUE (a)	9,455	9,165	8,135	7,069	8,168	3	16	26,755	26,473	1

Provision for credit losses	67	235	459	81	232	(71)	(71)	761	251	203

NONINTEREST EXPENSE
Compensation expense	2,513	2,737	2,600	1,860	2,434	(8)	3	7,850	8,113	(3)
Noncompensation expense	2,421	2,341	2,208	2,576	3,697	3	(35)	6,970	8,812	(21)
TOTAL NONINTEREST EXPENSE	4,934	5,078	4,808	4,436	6,131	(3)	(20)	14,820	16,925	(12)

Income before income tax expense	4,454	3,852	2,868	2,552	1,805	16	147	11,174	9,297	20
Income tax expense	1,542	1,359	889	804	341	13	352	3,790	2,955	28
NET INCOME	$2,912	$2,493	$1,979	$1,748	$1,464	17	99	$7,384	$6,342	16

FINANCIAL RATIOS
ROE	17%	15%	11%	10%	8%			14%	13%
Overhead ratio	52	55	59	63	75			55	64
Compensation expense as a percent of total net revenue	27	30	32	26	30			29	31

REVENUE BY BUSINESS
Investment Banking	$1,740	$1,492	$1,231	$1,470	$1,530	17	14	$4,463	$4,906	(9)
Treasury Services	917	892	884	901	899	3	2	2,693	2,730	(1)
Lending	283	277	302	390	334	2	(15)	862	1,071	(20)
Total Banking	2,940	2,661	2,417	2,761	2,763	10	6	8,018	8,707	(8)
Fixed Income Markets	4,334	3,959	3,597	2,574	2,933	9	48	11,890	10,018	19
Equity Markets	1,414	1,600	1,576	1,064	1,403	(12)	1	4,590	4,630	(1)
Securities Services	916	907	881	933	915	1	—	2,704	2,844	(5)
Credit Adjustments & Other (b)	(149)	38	(336)	(263)	154	NM	NM	(447)	274	NM
Total Markets & Investor Services	6,515	6,504	5,718	4,308	5,405	—	21	18,737	17,766	5
TOTAL NET REVENUE	$9,455	$9,165	$8,135	$7,069	$8,168	3	16	$26,755	$26,473	1

(a)
Included tax-equivalent adjustments, predominantly due to income tax credits related to alternative energy investments; income tax credits and amortization of the cost of investments in affordable housing projects; as well as tax-exempt income from municipal bonds of $483 million, $476 million, $498 million, $486 million and $417 million for the three months ended September 30, 2016, June 30, 2016, March 31, 2016, December 31, 2015, and September 30, 2015, respectively, and $1.5 billion and $1.2 billion for the nine months ended September 30, 2016 and 2015, respectively.

(b)
Effective January 1, 2016, consists primarily of credit valuation adjustments (“CVA”) managed by the credit portfolio group, funding valuation adjustments (“FVA”) and debit valuation adjustments (“DVA”) on derivatives. Prior periods also include DVA on fair value option elected liabilities. Results are presented net of associated hedging activities and net of CVA and FVA amounts allocated to Fixed Income Markets and Equity Markets. Effective January 1, 2016, changes in DVA on fair value option elected liabilities are recognized in other comprehensive income. For additional information, see Note 1 on page 28.

JPMORGAN CHASE & CO.
CORPORATE & INVESTMENT BANK
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio and headcount data)
	QUARTERLY TRENDS							NINE MONTHS ENDED SEPTEMBER 30,
						3Q16 Change				2016 Change
	3Q16	2Q16	1Q16	4Q15	3Q15	2Q16	3Q15	2016	2015	2015
SELECTED BALANCE SHEET DATA (period-end)
Assets	$825,933	$826,019	$801,053	$748,691	$801,133	—%	3%	$825,933	$801,133	3%
Loans:
Loans retained (a)	117,133	112,637	109,132	106,908	101,420	4	15	117,133	101,420	15
Loans held-for-sale and loans at fair value	4,184	5,600	2,381	3,698	3,369	(25)	24	4,184	3,369	24
Total loans	121,317	118,237	111,513	110,606	104,789	3	16	121,317	104,789	16
Core loans (b)	120,885	117,821	111,050	110,084	104,270	3	16	120,885	104,270	16

Common equity	64,000	64,000	64,000	62,000	62,000	—	3	64,000	62,000	3

SELECTED BALANCE SHEET DATA (average)
Assets	$811,217	$815,886	$797,548	$797,427	$789,975	(1)	3	$808,228	$833,233	(3)
Trading assets - debt and equity instruments	306,431	306,418	285,122	291,958	288,828	—	6	299,350	306,072	(2)
Trading assets - derivative receivables	63,829	61,457	62,557	59,425	63,561	4	—	62,619	69,904	(10)
Loans:
Loans retained (a)	110,941	111,668	108,712	101,959	97,518	(1)	14	110,442	97,108	14
Loans held-for-sale and loans at fair value	3,864	3,169	3,204	4,897	3,827	22	1	3,414	4,463	(24)
Total loans	114,805	114,837	111,916	106,856	101,345	—	13	113,856	101,571	12
Core loans (b)	114,380	114,421	111,417	106,331	100,809	—	13	113,410	100,730	13

Common equity	64,000	64,000	64,000	62,000	62,000	—	3	64,000	62,000	3

Headcount	49,176	48,805	49,067	49,067	49,384	1	—	49,176	49,384	—

CREDIT DATA AND QUALITY STATISTICS
Net charge-offs/(recoveries)	$3	$90	$46	$5	$2	(97)	50	$139	$(24)	NM
Nonperforming assets:
Nonaccrual loans:
Nonaccrual loans retained (a)(c)	614	623	650	428	464	(1)	32	614	464	32
Nonaccrual loans held-for-sale and loans at fair value	26	7	7	10	12	271	117	26	12	117
Total nonaccrual loans	640	630	657	438	476	2	34	640	476	34

Derivative receivables	232	220	212	204	235	5	(1)	232	235	(1)
Assets acquired in loan satisfactions	75	75	62	62	56	—	34	75	56	34
Total nonperforming assets	947	925	931	704	767	2	23	947	767	23
Allowance for credit losses:
Allowance for loan losses	1,611	1,669	1,497	1,258	1,205	(3)	34	1,611	1,205	34
Allowance for lending-related commitments	837	715	744	569	547	17	53	837	547	53
Total allowance for credit losses	2,448	2,384	2,241	1,827	1,752	3	40	2,448	1,752	40

Net charge-off/(recovery) rate (a)	0.01%	0.32%	0.17%	0.02%	0.01%			0.17%	(0.03)%
Allowance for loan losses to period-end loans retained (a)	1.38	1.48	1.37	1.18	1.19			1.38	1.19
Allowance for loan losses to period-end loans retained,
excluding trade finance and conduits (d)	2.02	2.23	2.11	1.88	1.85			2.02	1.85
Allowance for loan losses to nonaccrual loans retained (a)(c)	262	268	230	294	260			262	260
Nonaccrual loans to total period-end loans	0.53	0.53	0.59	0.40	0.45			0.53	0.45

(a)	Loans retained includes credit portfolio loans, loans held by consolidated Firm-administered multi-seller conduits, trade finance loans, other held-for-investment loans and overdrafts.

(b)	Loans considered central to the Firm’s ongoing businesses. For further discussion of core loans, see page 28.

(c)
Allowance for loan losses of $202 million, $211 million, $233 million, $177 million and $160 million were held against nonaccrual loans at September 30, 2016, June 30, 2016, March 31, 2016, December 31, 2015, and September 30, 2015, respectively.

(d)
Management uses allowance for loan losses to period-end loans retained, excluding trade finance and conduits, a non-GAAP financial measure, to provide a more meaningful assessment of CIB’s allowance coverage ratio.

JPMORGAN CHASE & CO.
CORPORATE & INVESTMENT BANK
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except where otherwise noted)
	QUARTERLY TRENDS							NINE MONTHS ENDED SEPTEMBER 30,
						3Q16 Change				2016 Change
	3Q16	2Q16	1Q16	4Q15	3Q15	2Q16	3Q15	2016	2015	2015
BUSINESS METRICS
Advisory	$542	$466	$585	$622	$503	16%	8%	$1,593	$1,511	5%
Equity underwriting	370	285	205	314	269	30	38	860	1,120	(23)
Debt underwriting	943	885	531	602	840	7	12	2,359	2,567	(8)
Total investment banking fees	$1,855	$1,636	$1,321	$1,538	$1,612	13	15	$4,812	$5,198	(7)

Assets under custody (“AUC”) (period-end) (in billions)	$21,224	$20,470	$20,283	$19,943	$19,691	4	8	$21,224	$19,691	8

Client deposits and other third-party liabilities (average) (a)	381,542	373,671	358,926	364,794	372,070	2	3	371,417	405,576	(8)

Trade finance loans (period-end)	16,957	17,362	18,078	19,255	21,138	(2)	(20)	16,957	21,138	(20)

95% Confidence Level - Total CIB VaR (average)(b)
CIB trading VaR by risk type: (c)
Fixed income	$49	$46	$46	$42	$50	7	(2)	$47	$42	12
Foreign exchange	16	12	9	10	9	33	78	13	9	44
Equities	8	14	22	18	20	(43)	(60)	15	18	(17)
Commodities and other	9	9	9	11	10	—	(10)	9	9	—
Diversification benefit to CIB trading VaR (d)	(42)	(37)	(32)	(31)	(35)	(14)	(20)	(38)	(36)	(6)
CIB trading VaR (c)	40	44	54	50	54	(9)	(26)	46	42	10
Credit portfolio VaR (e)	13	12	12	11	13	8	—	12	15	(20)
Diversification benefit to CIB VaR (d)	(10)	(12)	(11)	(9)	(10)	17	—	(10)	(9)	(11)
CIB VaR (c)	$43	$44	$55	$52	$57	(2)	(25)	$48	$48	—

(a)	Client deposits and other third party liabilities pertain to the Treasury Services and Securities Services businesses.

(b)
CIB trading VaR includes substantially all market-making and client-driven activities, as well as certain risk management activities in CIB, including credit spread sensitivity to CVA. For further information, see VaR measurement on pages 135–137 of the 2015 Annual Report, and pages 58-60 of the Firm's Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2016.

(c)
As part of the Firm’s continuous evaluation and periodic enhancement of its market risk measures, during the third quarter of 2016 the Firm refined the scope of positions included in risk management VaR. In particular, certain private equity positions in CIB were removed from the VaR calculation. Commencing with the third quarter of 2016, exposure arising from these positions is captured using other sensitivity-based measures, using a 10% decline in the market value, and will be separately reported in the Firm's Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2016. The Firm believes this refinement to its reported VaR measures more appropriately captures the risk of its market risk sensitive positions. This refinement resulted in a reduction in average Equities VaR of $5 million, CIB trading VaR of $4 million and CIB VaR of $6 million for the three months ended September 30, 2016.

(d)
Average portfolio VaR was less than the sum of the VaR of the components described above, which is due to portfolio diversification. The diversification effect reflects the fact that the risks were not perfectly correlated.

(e)
Credit portfolio VaR includes the derivative CVA, hedges of the CVA and hedges of the retained loan portfolio, which are reported in principal transactions revenue. This VaR does not include the retained loan portfolio, which is not reported at fair value.

JPMORGAN CHASE & CO.
COMMERCIAL BANKING
FINANCIAL HIGHLIGHTS
(in millions, except ratio data)

	QUARTERLY TRENDS							NINE MONTHS ENDED SEPTEMBER 30,
						3Q16 Change				2016 Change
	3Q16	2Q16	1Q16	4Q15	3Q15	2Q16	3Q15	2016	2015	2015
INCOME STATEMENT
REVENUE
Lending- and deposit-related fees	$228	$227	$232	$236	$229	—%	—%	$687	$708	(3)%
Asset management, administration and commissions	14	18	22	20	22	(22)	(36)	54	68	(21)
All other income (a)	336	341	302	342	271	(1)	24	979	991	(1)
Noninterest revenue	578	586	556	598	522	(1)	11	1,720	1,767	(3)
Net interest income	1,292	1,231	1,247	1,162	1,122	5	15	3,770	3,358	12
TOTAL NET REVENUE (b)	1,870	1,817	1,803	1,760	1,644	3	14	5,490	5,125	7

Provision for credit losses	(121)	(25)	304	117	82	(384)	NM	158	325	(51)

NONINTEREST EXPENSE
Compensation expense	343	322	334	310	311	7	10	999	928	8
Noncompensation expense	403	409	379	440	408	(1)	(1)	1,191	1,203	(1)
TOTAL NONINTEREST EXPENSE	746	731	713	750	719	2	4	2,190	2,131	3

Income before income tax expense	1,245	1,111	786	893	843	12	48	3,142	2,669	18
Income tax expense	467	415	290	343	325	13	44	1,172	1,028	14
NET INCOME	$778	$696	$496	$550	$518	12	50	$1,970	$1,641	20

Revenue by product
Lending	$956	$917	$928	$887	$850	4	12	$2,801	$2,542	10
Treasury services	693	680	694	655	633	2	9	2,067	1,926	7
Investment banking (c)	203	207	155	156	130	(2)	56	565	574	(2)
Other	18	13	26	62	31	38	(42)	57	83	(31)
Total Commercial Banking net revenue	$1,870	$1,817	$1,803	$1,760	$1,644	3	14	$5,490	$5,125	7

Investment banking revenue, gross (d)	$600	$595	$483	$455	$382	1	57	$1,678	$1,724	(3)

Revenue by client segment (e)
Middle Market Banking	$716	$698	$707	$694	$668	3	7	$2,121	$2,012	5
Corporate Client Banking	612	599	547	520	484	2	26	1,758	1,664	6
Commercial Term Lending	350	342	361	331	318	2	10	1,053	944	12
Real Estate Banking	117	107	104	96	92	9	27	328	262	25
Other	75	71	84	119	82	6	(9)	230	243	(5)
Total Commercial Banking net revenue	$1,870	$1,817	$1,803	$1,760	$1,644	3	14	$5,490	$5,125	7

FINANCIAL RATIOS
ROE	18%	16%	11%	15%	14%			15%	15%
Overhead ratio	40	40	40	43	44			40	42

(a)	Includes revenue from investment banking products and commercial card transactions.

(b)
Total net revenue included tax-equivalent adjustments from income tax credits related to equity investments in designated community development entities that provide loans to qualified businesses in low-income communities, as well as tax-exempt income related to municipal financing activity of $127 million, $124 million, $120 million, $149 million and $116 million for the three months ended September 30, 2016, June 30, 2016, March 31, 2016, December 31, 2015, and September 30, 2015, and $371 million and $344 million for nine months ended September 30, 2016 and 2015, respectively.

(c)	Includes total Firm revenue from investment banking products sold to CB clients, net of revenue sharing with the CIB.

(d)	Represents total Firm revenue from investment banking products sold to CB clients.

(e)
Certain clients were transferred from Middle Market Banking to Corporate Client Banking and from Real Estate Banking to Corporate Client Banking effective in the second and third quarter of 2016, respectively. Prior period client segment amounts were revised to conform with the current period presentation.

JPMORGAN CHASE & CO.
COMMERCIAL BANKING
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except headcount and ratio data)	QUARTERLY TRENDS							NINE MONTHS ENDED SEPTEMBER 30,
						3Q16 Change				2016 Change
	3Q16	2Q16	1Q16	4Q15	3Q15	2Q16	3Q15	2016	2015	2015
SELECTED BALANCE SHEET DATA (period-end)
Total assets	$212,189	$208,151	$204,602	$200,700	$201,157	2%	5%	$212,189	$201,157	5%
Loans:
Loans retained	185,609	179,164	173,583	167,374	162,269	4	14	185,609	162,269	14
Loans held-for-sale and loans at fair value	191	134	338	267	213	43	(10)	191	213	(10)
Total loans	$185,800	$179,298	$173,921	$167,641	$162,482	4	14	$185,800	$162,482	14
Core loans (a)	185,354	178,809	173,316	166,939	161,662	4	15	185,354	161,662	15
Equity	16,000	16,000	16,000	14,000	14,000	—	14	16,000	14,000	14

Period-end loans by client segment (b)
Middle Market Banking	$53,584	$51,951	$51,644	$50,502	$51,067	3	5	$53,584	$51,067	5
Corporate Client Banking	43,514	42,372	40,712	37,708	35,163	3	24	43,514	35,163	24
Commercial Term Lending	69,133	66,499	64,292	62,860	60,684	4	14	69,133	60,684	14
Real Estate Banking	13,905	12,872	11,656	11,234	10,457	8	33	13,905	10,457	33
Other	5,664	5,604	5,617	5,337	5,111	1	11	5,664	5,111	11
Total Commercial Banking loans	$185,800	$179,298	$173,921	$167,641	$162,482	4	14	$185,800	$162,482	14

SELECTED BALANCE SHEET DATA (average)
Total assets	$208,765	$205,953	$202,492	$200,325	$197,274	1	6	$205,748	$197,319	4
Loans:
Loans retained	180,962	176,229	169,837	165,679	158,845	3	14	175,695	154,595	14
Loans held-for-sale and loans at fair value	517	583	448	188	359	(11)	44	516	595	(13)
Total loans	$181,479	$176,812	$170,285	$165,867	$159,204	3	14	$176,211	$155,190	14
Core loans (a)	181,016	176,251	169,626	165,091	158,364	3	14	175,651	154,240	14
Client deposits and other third-party liabilities	173,696	170,717	173,079	178,637	180,892	2	(4)	172,502	195,874	(12)
Equity	16,000	16,000	16,000	14,000	14,000	—	14	16,000	14,000	14

Average loans by client segment (b)
Middle Market Banking	$52,648	$51,939	$50,557	$50,926	$50,436	1	4	$51,718	$50,136	3
Corporate Client Banking	42,139	41,109	39,348	37,581	34,314	3	23	40,870	33,454	22
Commercial Term Lending	67,696	65,262	63,475	61,574	59,323	4	14	65,486	56,980	15
Real Estate Banking	13,382	12,936	11,464	10,742	10,074	3	33	12,597	9,640	31
Other	5,614	5,566	5,441	5,044	5,057	1	11	5,540	4,980	11
Total Commercial Banking loans	$181,479	$176,812	$170,285	$165,867	$159,204	3	14	$176,211	$155,190	14

Headcount	8,333	8,127	7,971	7,845	7,735	3	8	8,333	7,735	8

CREDIT DATA AND QUALITY STATISTICS
Net charge-offs/(recoveries)	$44	$60	$6	$16	$(2)	(27)	NM	$110	$5	NM
Nonperforming assets
Nonaccrual loans:
Nonaccrual loans retained (c)	1,212	1,258	1,257	375	423	(4)	187	1,212	423	187
Nonaccrual loans held-for-sale and loans
at fair value	—	—	—	18	16	—	(100)	—	16	(100)
Total nonaccrual loans	1,212	1,258	1,257	393	439	(4)	176	1,212	439	176

Assets acquired in loan satisfactions	1	1	1	8	4	—	(75)	1	4	(75)
Total nonperforming assets	1,213	1,259	1,258	401	443	(4)	174	1,213	443	174
Allowance for credit losses:
Allowance for loan losses	2,858	3,041	3,099	2,855	2,782	(6)	3	2,858	2,782	3
Allowance for lending-related commitments	244	226	252	198	170	8	44	244	170	44
Total allowance for credit losses	3,102	3,267	3,351	3,053	2,952	(5)	5	3,102	2,952	5

Net charge-off/(recovery) rate (d)	0.10%	0.14%	0.01%	0.04%	—%			0.08%	—%
Allowance for loan losses to period-end loans retained	1.54	1.70	1.79	1.71	1.71			1.54	1.71
Allowance for loan losses to nonaccrual loans retained (c)	236	242	247	761	658			236	658
Nonaccrual loans to period-end total loans	0.65	0.70	0.72	0.23	0.27			0.65	0.27

(a)	Loans considered central to the Firm’s ongoing businesses. For further discussion of core loans, see page 28.

(b)
Certain clients were transferred from Middle Market Banking to Corporate Client Banking and from Real Estate Banking to Corporate Client Banking effective in the second and third quarter of 2016, respectively. Prior period client segment amounts were revised to conform with the current period presentation.

(c)
Allowance for loan losses of $221 million, $292 million, $278 million, $64 million and $80 million was held against nonaccrual loans retained at September 30, 2016, June 30, 2016, March 31, 2016, December 31, 2015, and September 30, 2015, respectively.

(d)	Loans held-for-sale and loans at fair value were excluded when calculating the net charge-off/(recovery) rate.

JPMORGAN CHASE & CO.
ASSET MANAGEMENT
FINANCIAL HIGHLIGHTS
(in millions, except ratio and headcount data)

	QUARTERLY TRENDS							NINE MONTHS ENDED SEPTEMBER 30,
						3Q16 Change				2016 Change
	3Q16	2Q16	1Q16	4Q15	3Q15	2Q16	3Q15	2016	2015	2015
INCOME STATEMENT
REVENUE
Asset management, administration and commissions	$2,087	$2,102	$2,016	$2,328	$2,237	(1)%	(7)%	$6,205	$6,847	(9)%
All other income	190	90	229	46	24	111	NM	509	342	49
Noninterest revenue	2,277	2,192	2,245	2,374	2,261	4	1	6,714	7,189	(7)
Net interest income	770	747	727	671	633	3	22	2,244	1,885	19
TOTAL NET REVENUE	3,047	2,939	2,972	3,045	2,894	4	5	8,958	9,074	(1)

Provision for credit losses	32	(8)	13	17	(17)	NM	NM	37	(13)	NM

NONINTEREST EXPENSE
Compensation expense	1,279	1,249	1,241	1,307	1,218	2	5	3,769	3,806	(1)
Noncompensation expense	851	849	834	889	891	—	(4)	2,534	2,884	(12)
TOTAL NONINTEREST EXPENSE	2,130	2,098	2,075	2,196	2,109	2	1	6,303	6,690	(6)

Income before income tax expense	885	849	884	832	802	4	10	2,618	2,397	9
Income tax expense	328	328	297	325	327	—	—	953	969	(2)
NET INCOME	$557	$521	$587	$507	$475	7	17	$1,665	$1,428	17

REVENUE BY LINE OF BUSINESS
Global Investment Management	$1,497	$1,424	$1,499	$1,615	$1,483	5	1	$4,420	$4,686	(6)
Global Wealth Management	1,550	1,515	1,473	1,430	1,411	2	10	4,538	4,388	3
TOTAL NET REVENUE	$3,047	$2,939	$2,972	$3,045	$2,894	4	5	$8,958	$9,074	(1)

FINANCIAL RATIOS
ROE	24%	22%	25%	21%	20%			24%	20%
Overhead ratio	70	71	70	72	73			70	74
Pretax margin ratio:
Global Investment Management	31	30	33	36	31			31	29
Global Wealth Management	27	28	26	17	24			27	24
Asset Management	29	29	30	27	28			29	26

Headcount	21,142	20,897	20,885	20,975	20,651	1	2	21,142	20,651	2

Number of client advisors	2,560	2,622	2,750	2,778	2,796	(2)	(8)	2,560	2,796	(8)

JPMORGAN CHASE & CO.
ASSET MANAGEMENT
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio data)

	QUARTERLY TRENDS							NINE MONTHS ENDED SEPTEMBER 30,
						3Q16 Change				2016 Change
	3Q16	2Q16	1Q16	4Q15	3Q15	2Q16	3Q15	2016	2015	2015
SELECTED BALANCE SHEET DATA (period-end)
Total assets	$137,295	$134,380	$131,276	$131,451	$131,412	2%	4%	$137,295	$131,412	4%
Loans (a)	116,043	113,319	111,050	111,007	110,314	2	5	116,043	110,314	5
Core loans (b)	116,043	113,319	111,050	111,007	110,314	2	5	116,043	110,314	5
Deposits	157,274	148,967	152,908	146,766	140,121	6	12	157,274	140,121	12
Equity	9,000	9,000	9,000	9,000	9,000	—	—	9,000	9,000	—

SELECTED BALANCE SHEET DATA (average)
Total assets	$134,920	$131,529	$129,790	$130,980	$131,100	3	3	$132,090	$129,326	2
Loans	114,201	111,704	110,497	110,305	108,741	2	5	112,142	106,446	5
Core loans (b)	114,201	111,704	110,497	110,305	108,741	2	5	112,142	106,446	5
Deposits	153,121	151,214	150,616	145,623	141,896	1	8	151,656	150,840	1
Equity	9,000	9,000	9,000	9,000	9,000	—	—	9,000	9,000	—

CREDIT DATA AND QUALITY STATISTICS
Net charge-offs	$5	$2	$9	$8	$2	150%	150	$16	$4	300%
Nonaccrual loans	372	254	335	218	229	46	62	372	229	62
Allowance for credit losses:
Allowance for loan losses	285	258	270	266	258	10	10	285	258	10
Allowance for lending-related commitments	5	4	4	5	4	25	25	5	4	25
Total allowance for credit losses	290	262	274	271	262	11	11	290	262	11
Net charge-off/(recovery) rate	0.02%	0.01%	0.03%	0.03%	0.01%			0.02%	0.01%
Allowance for loan losses to period-end loans	0.25	0.23	0.24	0.24	0.23			0.25	0.23
Allowance for loan losses to nonaccrual loans	77	102	81	122	113			77	113
Nonaccrual loans to period-end loans	0.32	0.22	0.30	0.20	0.21			0.32	0.21

(a)
Included $30.7 billion, $29.2 billion, $27.7 billion, $26.6 billion, and $25.4 billion of prime mortgage loans reported in the Consumer, excluding credit card, loan portfolio at September 30, 2016, June 30, 2016, March 31, 2016, December 31, 2015, and September 30, 2015, respectively.

(b)	Loans considered central to the Firm’s ongoing businesses. For further discussion of core loans, see page 28.

JPMORGAN CHASE & CO.
ASSET MANAGEMENT
FINANCIAL HIGHLIGHTS, CONTINUED
(in billions)

						Sep 30, 2016
						Change		NINE MONTHS ENDED SEPTEMBER 30,
	Sep 30,	Jun 30,	Mar 31,	Dec 31,	Sep 30,	Jun 30,	Sep 30,			2016 Change
CLIENT ASSETS	2016	2016	2016	2015	2015	2016	2015	2016	2015	2015
Assets by asset class
Liquidity	$447	$426	$424	$464	$463	5%	(3)%	$447	$463	(3)%
Fixed income	393	383	365	342	351	3	12	393	351	12
Equity	357	342	346	353	336	4	6	357	336	6
Multi-asset and alternatives	575	542	541	564	561	6	2	575	561	2
TOTAL ASSETS UNDER MANAGEMENT	1,772	1,693	1,676	1,723	1,711	5	4	1,772	1,711	4
Custody/brokerage/administration/deposits	675	651	647	627	612	4	10	675	612	10
TOTAL CLIENT ASSETS	$2,447	$2,344	$2,323	$2,350	$2,323	4	5	$2,447	$2,323	5

Memo:
Alternatives client assets (a)	$157	$151	$151	$172	$172	4	(9)	$157	$172	(9)

Assets by client segment
Private Banking	$433	$425	$428	$437	$438	2	(1)	$433	$438	(1)
Institutional	862	811	798	816	816	6	6	862	816	6
Retail	477	457	450	470	457	4	4	477	457	4
TOTAL ASSETS UNDER MANAGEMENT	$1,772	$1,693	$1,676	$1,723	$1,711	5	4	$1,772	$1,711	4

Private Banking	$1,089	$1,058	$1,057	$1,050	$1,037	3	5	$1,089	$1,037	5
Institutional	879	827	814	824	823	6	7	879	823	7
Retail	479	459	452	476	463	4	3	479	463	3
TOTAL CLIENT ASSETS	$2,447	$2,344	$2,323	$2,350	$2,323	4	5	$2,447	$2,323	5

Assets under management rollforward
Beginning balance	$1,693	$1,676	$1,723	$1,711	$1,781			$1,723	$1,744
Net asset flows:
Liquidity	22	4	(27)	(1)	(5)			(1)	—
Fixed income	5	10	11	(7)	(5)			26	—
Equity	(7)	(5)	(5)	3	(5)			(17)	(2)
Multi-asset and alternatives	21	(2)	6	(5)	6			25	27
Market/performance/other impacts	38	10	(32)	22	(61)			16	(58)
Ending balance	$1,772	$1,693	$1,676	$1,723	$1,711			$1,772	$1,711

Client assets rollforward
Beginning balance	$2,344	$2,323	$2,350	$2,323	$2,423			$2,350	$2,387
Net asset flows	47	2	(7)	1	(7)			42	26
Market/performance/other impacts	56	19	(20)	26	(93)			55	(90)
Ending balance	$2,447	$2,344	$2,323	$2,350	$2,323			$2,447	$2,323

(a)	Represents assets under management, as well as client balances in brokerage accounts.

JPMORGAN CHASE & CO.
CORPORATE
FINANCIAL HIGHLIGHTS
(in millions, except headcount data)

	QUARTERLY TRENDS							NINE MONTHS ENDED SEPTEMBER 30,
						3Q16 Change				2016 Change
	3Q16	2Q16	1Q16	4Q15	3Q15	2Q16	3Q15	2016	2015	2015
INCOME STATEMENT
REVENUE
Principal transactions	$57	$29	$97	$(56)	$(70)	97%	NM	$183	$97	89%
Securities gains	64	20	51	72	25	220	156	135	118	14
All other income (a)	76	122	121	571	118	(38)	(36)	319	(2)	NM
Noninterest revenue	197	171	269	587	73	15	170	637	213	199
Net interest income	(385)	(329)	(213)	64	(123)	(17)	(213)	(927)	(597)	(55)
TOTAL NET REVENUE (b)	(188)	(158)	56	651	(50)	(19)	(276)	(290)	(384)	24

Provision for credit losses	(1)	(1)	(2)	(2)	(4)	—	75	(4)	(8)	50

NONINTEREST EXPENSE (c)	143	(273)	153	609	172	NM	(17)	23	368	(94)
Income/(loss) before income tax expense/(benefit)	(330)	116	(95)	44	(218)	NM	(51)	(309)	(744)	58
Income tax expense/(benefit) (d)	(165)	282	(63)	(178)	(1,935)	NM	91	54	(2,959)	NM
NET INCOME/(LOSS)	$(165)	$(166)	$(32)	$222	$1,717	1	NM	$(363)	$2,215	NM

MEMO:
TOTAL NET REVENUE
Treasury and Chief Investment Office (“CIO”)	(211)	(226)	(94)	137	(89)	7	(137)	(531)	(630)	16
Other Corporate	23	68	150	514	39	(66)	(41)	241	246	(2)
TOTAL NET REVENUE	$(188)	$(158)	$56	$651	$(50)	(19)	(276)	$(290)	$(384)	24

NET INCOME/(LOSS)
Treasury and CIO	(208)	(199)	(111)	138	(40)	(5)	(420)	(518)	(373)	(39)
Other Corporate	43	33	79	84	1,757	30	(98)	155	2,588	(94)
TOTAL NET INCOME/(LOSS)	$(165)	$(166)	$(32)	$222	$1,717	1	NM	$(363)	$2,215	NM

SELECTED BALANCE SHEET DATA (period-end)
Total assets	$824,336	$778,359	$781,806	$768,204	$798,680	6	3	$824,336	$798,680	3
Loans	1,738	1,862	1,983	2,187	2,332	(7)	(25)	1,738	2,332	(25)
Core loans (e)(f)	1,735	1,857	1,978	2,182	2,327	(7)	(25)	1,735	2,327	(25)

Headcount	31,572	30,402	29,572	29,617	29,307	4	8	31,572	29,307	8

SUPPLEMENTAL INFORMATION
TREASURY and CIO
Securities gains	$64	$20	$51	$72	$25	220%	156%	$135	$118	14%
Investment securities portfolio (average) (g)	271,816	278,962	283,443	296,693	306,370	(3)	(11)	278,051	320,905	(13)
Investment securities portfolio (period-end) (h)	269,207	275,562	282,424	287,777	303,057	(2)	(11)	269,207	303,057	(11)
Mortgage loans (average)	1,722	1,858	2,005	2,221	2,400	(7)	(28)	1,861	2,595	(28)
Mortgage loans (period-end)	1,661	1,798	1,927	2,136	2,293	(8)	(28)	1,661	2,293	(28)

Private equity portfolio
Carrying value	$1,893	$1,879	$2,004	$2,103	$2,192	1	(14)	$1,893	$2,192	(14)
Cost	2,951	2,941	3,512	3,798	3,832	—	(23)	2,951	3,832	(23)

(a)	Included revenue related to a legal settlement of $514 million for the three months ended December 31, 2015.

(b)
Included tax-equivalent adjustments, predominantly due to tax-exempt income from municipal bond investments of $218 million, $227 million, $218 million, $219 million, and $215 million for the three months ended September 30, 2016, June 30, 2016, March 31, 2016, December 31, 2015, and September 30, 2015, respectively, and $663 million and $620 million for the nine months ended September 30, 2016, and 2015, respectively.

(c)
Included legal expense/(benefit) of $(85) million, $(467) million, and $407 million for the three months ended September 30, 2016, June 30, 2016, and December 31, 2015, respectively; and $(550) million and $425 million for the nine months ended September 30, 2016, and 2015, respectively. Legal expense/(benefit) for the three months ended March 31, 2016 was not material.

(d)	The three and nine months ended September 30, 2015 reflected tax benefits of $1.9 billion and $2.4 billion, respectively, due to the resolution of various tax audits.

(e)
Average core loans were $1.8 billion, $2.0 billion, $2.1 billion, $2.3 billion, and $2.4 billion for the three months ended September 30, 2016, June 30, 2016, March 31, 2016, December 31, 2015, and September 30, 2015, respectively, and $1.9 billion and $2.6 billion for the nine months ended September 30, 2016 and 2015, respectively.

(f)	Loans considered central to the Firm’s ongoing businesses. For further discussion of core loans, see page 28.

(g)
Average investment securities included held-to-maturity balances of $52.8 billion, $53.4 billion, $48.3 billion, $49.5 billion, and $50.7 billion for the three months ended September 30, 2016, June 30, 2016, March 31, 2016, December 31, 2015, and September 30, 2015, respectively, and $51.5 billion and $50.2 billion for the nine months ended September 30, 2016, and 2015, respectively.

(h)
Period-end investment securities included held-to-maturity balances of $52.0 billion, $53.8 billion, $47.9 billion, $49.1 billion, and $50.2 billion at September 30, 2016, June 30, 2016, March 31, 2016, December 31, 2015, and September 30, 2015, respectively.

JPMORGAN CHASE & CO.
CREDIT-RELATED INFORMATION
(in millions)
						Sep 30, 2016
						Change
	Sep 30,	Jun 30,	Mar 31,	Dec 31,	Sep 30,	Jun 30,	Sep 30,
	2016	2016	2016	2015	2015	2016	2015
CREDIT EXPOSURE
Consumer, excluding credit card loans (a)
Loans retained, excluding PCI loans	$326,353	$322,690	$314,128	$303,357	$289,496	1%	13%
Loans - PCI	37,045	38,360	39,743	40,998	42,236	(3)	(12)
Total loans retained	363,398	361,050	353,871	344,355	331,732	1	10
Loans held-for-sale	398	255	321	466	237	56	68
Total consumer, excluding credit card loans	363,796	361,305	354,192	344,821	331,969	1	10

Credit card loans
Loans retained	133,346	131,507	126,012	131,387	125,634	1	6
Loans held-for-sale	89	84	78	76	1,345	6	(93)
Total credit card loans	133,435	131,591	126,090	131,463	126,979	1	5
Total consumer loans	497,231	492,896	480,282	476,284	458,948	1	8

Wholesale loans (b)
Loans retained	386,449	374,174	364,312	357,050	346,927	3	11
Loans held-for-sale and loans at fair value	4,374	5,734	2,719	3,965	3,582	(24)	22
Total wholesale loans	390,823	379,908	367,031	361,015	350,509	3	12

Total loans	888,054	872,804	847,313	837,299	809,457	2	10

Derivative receivables	65,579	78,446	70,209	59,677	68,668	(16)	(4)
Receivables from customers and other (c)	19,163	14,426	16,294	13,497	17,016	33	13
Total credit-related assets	84,742	92,872	86,503	73,174	85,684	(9)	(1)

Lending-related commitments
Consumer, excluding credit card	59,990	59,224	60,744	58,478	60,005	1	—
Credit card	549,634	539,105	532,224	515,518	526,433	2	4
Wholesale	368,987	357,145	367,466	366,399	354,348	3	4
Total lending-related commitments	978,611	955,474	960,434	940,395	940,786	2	4

Total credit exposure	$1,951,407	$1,921,150	$1,894,250	$1,850,868	$1,835,927	2	6

Memo: Total by category
Consumer exposure (d)	$1,106,980	$1,091,363	$1,073,377	$1,050,405	$1,045,505	1	6
Wholesale exposures (e)	844,427	829,787	820,873	800,463	790,422	2	7
Total credit exposure	$1,951,407	$1,921,150	$1,894,250	$1,850,868	$1,835,927	2	6

Note: The Firm provides several non-GAAP financial measures which exclude the impact of PCI loans. For further discussion of these measures, see page 28.

(a)	Includes loans reported in CCB, prime mortgage and home equity loans reported in AM, and prime mortgage loans reported in Corporate.

(b)	Includes loans reported in CIB, CB and AM business segments and Corporate.

(c)
Predominantly includes receivables from customers, which represent margin loans to prime and retail brokerage customers; these are classified in accrued interest and accounts receivable on the Consolidated balance sheets.

(d)	Represents total consumer loans and lending-related commitments.

(e)	Represents total wholesale loans and lending-related commitments, derivative receivables and receivables from customers.

JPMORGAN CHASE & CO.
CREDIT-RELATED INFORMATION, CONTINUED
(in millions, except ratio data)

						Sep 30, 2016
						Change
	Sep 30,	Jun 30,	Mar 31,	Dec 31,	Sep 30,	Jun 30,	Sep 30,
	2016	2016	2016	2015	2015	2016	2015
NONPERFORMING ASSETS (a)
Consumer nonaccrual loans (b)(c)	$4,961	$5,085	$5,225	$5,413	$5,530	(2)	(10)

Wholesale nonaccrual loans
Loans retained	2,151	2,093	2,203	988	1,086	3	98
Loans held-for-sale and loans at fair value	26	7	7	28	28	271	(7)
Total wholesale nonaccrual loans	2,177	2,100	2,210	1,016	1,114	4	95

Total nonaccrual loans	7,138	7,185	7,435	6,429	6,644	(1)	7

Derivative receivables	232	220	212	204	235	5	(1)
Assets acquired in loan satisfactions	409	352	376	401	415	16	(1)
Total nonperforming assets	7,779	7,757	8,023	7,034	7,294	—	7
Wholesale lending-related commitments (d)	503	460	722	193	176	9	186
Total nonperforming exposure	$8,282	$8,217	$8,745	$7,227	$7,470	1	11

NONACCRUAL LOAN-RELATED RATIOS
Total nonaccrual loans to total loans	0.80%	0.82%	0.88%	0.77%	0.82%
Total consumer, excluding credit card nonaccrual loans to
total consumer, excluding credit card loans	1.36	1.41	1.48	1.57	1.67
Total wholesale nonaccrual loans to total
wholesale loans	0.56	0.55	0.60	0.28	0.32

(a)
At September 30, 2016, June 30, 2016, March 31, 2016, December 31, 2015, and September 30, 2015, nonperforming assets excluded: (1) mortgage loans insured by U.S. government agencies of $5.0 billion, $5.2 billion, $5.7 billion, $6.3 billion and $6.6 billion, respectively, that are 90 or more days past due; (2) student loans insured by U.S. government agencies under the Federal Family Education Loan Program (“FFELP”) of $259 million, $252 million, $269 million, $290 million and $289 million, respectively, that are 90 or more days past due; (3) real estate owned (“REO”) insured by U.S. government agencies of $163 million, $355 million, $360 million, $343 million and $327 million, respectively. These amounts have been excluded based upon the government guarantee. In addition, the Firm’s policy is generally to exempt credit card loans from being placed on nonaccrual status as permitted by regulatory guidance issued by the Federal Financial Institutions Examination Council (“FFIEC”). Under this guidance, non-modified credit card loans are charged off by the end of the month in which the account becomes 180 days past due, while modified credit card loans are charged off when the account becomes 120 days past due. Moreover, all credit card loans must be charged off within 60 days of receiving notification about certain specified events (e.g., bankruptcy of the borrower).

(b)
Included nonaccrual loans held-for-sale of $53 million, $61 million and $98 million at September 30, 2016, March 31, 2016, and December 31, 2015, respectively. There were no nonaccrual loans held-for-sale at June 30, 2016 or September 30, 2015.

(c)	Excludes PCI loans. The Firm is recognizing interest income on each pool of PCI loans as they are all performing.

(d)	Represents commitments that are risk rated as nonaccrual.

JPMORGAN CHASE & CO.
CREDIT-RELATED INFORMATION, CONTINUED
(in millions, except ratio data)

	QUARTERLY TRENDS							NINE MONTHS ENDED SEPTEMBER 30,
						3Q16 Change				2016 Change
	3Q16	2Q16	1Q16	4Q15	3Q15	2Q16	3Q15	2016	2015	2015
SUMMARY OF CHANGES IN THE ALLOWANCES
ALLOWANCE FOR LOAN LOSSES
Beginning balance	$14,227	$13,994	$13,555	$13,466	$13,915	2%	2%	$13,555	$14,185	(4)%
Net charge-offs:
Gross charge-offs	1,375	1,433	1,357	1,300	1,305	(4)	5	4,165	3,941	6
Gross recoveries	(254)	(252)	(247)	(236)	(342)	(1)	26	(753)	(919)	18
Net charge-offs	1,121	1,181	1,110	1,064	963	(5)	16	3,412	3,022	13
Write-offs of PCI loans and other (a)	36	41	47	46	52	(12)	(31)	124	162	(23)
Provision for loan losses	1,132	1,456	1,596	1,200	567	(22)	100	4,184	2,463	70
Other	2	(1)	—	(1)	(1)	NM	NM	1	2	(50)
Ending balance	$14,204	$14,227	$13,994	$13,555	$13,466	—	5	$14,204	$13,466	5

ALLOWANCE FOR LENDING-RELATED COMMITMENTS
Beginning balance	$960	$1,014	$786	$735	$620	(5)	55	$786	$622	26
Provision for lending-related commitments	139	(54)	228	51	115	NM	21	313	113	177
Other	1	—	—	—	—	NM	NM	1	—	NM
Ending balance	$1,100	$960	$1,014	$786	$735	15	50	$1,100	$735	50

Total allowance for credit losses	$15,304	$15,187	$15,008	$14,341	$14,201	1	8	$15,304	$14,201	8

NET CHARGE-OFF/(RECOVERY) RATES
Consumer retained, excluding credit card loans (b)	0.26%	0.19%	0.25%	0.31%	0.25%			0.23%	0.30%
Credit card retained loans	2.51	2.70	2.62	2.42	2.41			2.61	2.54
Total consumer retained loans	0.86	0.85	0.89	0.88	0.85			0.87	0.93
Wholesale retained loans	0.05	0.17	0.07	0.03	—			0.09	(0.01)
Total retained loans	0.51	0.56	0.53	0.52	0.49			0.53	0.53
Consumer retained loans, excluding credit card and
PCI loans	0.29	0.21	0.29	0.35	0.29			0.26	0.35
Consumer retained loans, excluding PCI loans	0.93	0.92	0.97	0.97	0.94			0.94	1.04
Total retained, excluding PCI loans	0.54	0.58	0.56	0.54	0.51			0.56	0.56

Memo: Average retained loans
Consumer retained, excluding credit card loans	$362,457	$357,602	$348,916	$339,637	$323,458	1	12	$356,347	$311,527	14
Credit card retained loans	132,626	128,314	127,227	126,903	125,048	3	6	129,401	123,387	5
Total average retained consumer loans	495,083	485,916	476,143	466,540	448,506	2	10	485,748	434,914	12
Wholesale retained loans	374,593	369,706	360,306	350,370	339,172	1	10	368,225	333,038	11
Total average retained loans	$869,676	$855,622	$836,449	$816,910	$787,678	2	10	$853,973	$767,952	11

Consumer retained, excluding credit card and
PCI loans	$324,741	$318,556	$308,526	$298,047	$280,475	2	16	$317,301	$267,054	19
Consumer retained, excluding PCI loans	457,367	446,870	435,753	424,950	405,524	2	13	446,702	390,441	14
Total retained, excluding PCI loans	831,956	816,572	796,055	775,316	744,692	2	12	814,923	723,475	13

(a)
Write-offs of PCI loans are recorded against the allowance for loan losses when actual losses for a pool exceed estimated losses that were recorded as purchase accounting adjustments at the time of acquisition. A write-off of a PCI loan is recognized when the underlying loan is removed from a pool (e.g., upon liquidation).

(b)	The net charge-off rates exclude the write-offs in the PCI portfolio. These write-offs decreased the allowance for loan losses for PCI loans.

JPMORGAN CHASE & CO.
CREDIT-RELATED INFORMATION, CONTINUED
(in millions, except ratio data)

						Sep 30, 2016
						Change
	Sep 30,	Jun 30,	Mar 31,	Dec 31,	Sep 30,	Jun 30,	Sep 30,
	2016	2016	2016	2015	2015	2016	2015
ALLOWANCE COMPONENTS AND RATIOS
ALLOWANCE FOR LOAN LOSSES
Consumer, excluding credit card
Asset-specific (a)	$352	$365	$371	$364	$359	(4)%	(2)%
Formula-based	2,667	2,627	2,694	2,700	2,702	2	(1)
PCI	2,618	2,654	2,695	2,742	2,788	(1)	(6)
Total consumer, excluding credit card	5,637	5,646	5,760	5,806	5,849	—	(4)
Credit card
Asset-specific (a)(b)	363	361	427	460	485	1	(25)
Formula-based	3,521	3,323	3,007	2,974	2,949	6	19
Total credit card	3,884	3,684	3,434	3,434	3,434	5	13
Total consumer	9,521	9,330	9,194	9,240	9,283	2	3
Wholesale
Asset-specific (a)	490	525	565	274	281	(7)	74
Formula-based	4,193	4,372	4,235	4,041	3,902	(4)	7
Total wholesale	4,683	4,897	4,800	4,315	4,183	(4)	12
Total allowance for loan losses	14,204	14,227	13,994	13,555	13,466	—	5
Allowance for lending-related commitments	1,100	960	1,014	786	735	15	50
Total allowance for credit losses	$15,304	$15,187	$15,008	$14,341	$14,201	1	8

CREDIT RATIOS
Consumer, excluding credit card allowance, to total
consumer, excluding credit card retained loans	1.55%	1.56%	1.63%	1.69%	1.76%
Credit card allowance to total credit card retained loans	2.91	2.80	2.73	2.61	2.73
Wholesale allowance to total wholesale retained loans	1.21	1.31	1.32	1.21	1.21
Wholesale allowance to total wholesale retained loans,
excluding trade finance and conduits (c)	1.33	1.45	1.47	1.35	1.34
Total allowance to total retained loans	1.61	1.64	1.66	1.63	1.67
Consumer, excluding credit card allowance, to consumer,
excluding credit card retained nonaccrual loans (d)	115	111	112	109	106
Total allowance, excluding credit card allowance, to retained
nonaccrual loans, excluding credit card nonaccrual loans (d)	146	147	143	161	152
Wholesale allowance to wholesale retained nonaccrual loans	218	234	218	437	385
Total allowance to total retained nonaccrual loans	201	198	190	215	204

CREDIT RATIOS, excluding PCI loans
Consumer, excluding credit card allowance, to total
consumer, excluding credit card retained loans	0.93	0.93	0.98	1.01	1.06
Total allowance to total retained loans	1.37	1.40	1.40	1.37	1.40
Consumer, excluding credit card allowance, to consumer,
excluding credit card retained nonaccrual loans (d)	62	59	59	58	55
Allowance, excluding credit card allowance, to retained non-
accrual loans, excluding credit card nonaccrual loans (d)	109	110	107	117	109
Total allowance to total retained nonaccrual loans	164	161	153	172	161

(a)	Includes risk-rated loans that have been placed on nonaccrual status and loans that have been modified in a troubled debt restructuring (“TDR”).

(b)
The asset-specific credit card allowance for loan losses relates to loans that have been modified in a TDR; the Firm calculates such allowance based on the loans’ original contractual interest rates and does not consider any incremental penalty rates.

(c)
Management uses allowance for loan losses to period-end loans retained, excluding CIB’s trade finance and conduits, a non-GAAP financial measure, to provide a more meaningful assessment of the wholesale allowance coverage ratio.

(d)	For information on the Firm’s nonaccrual policy for credit card loans, see footnote (a) on page 25.

JPMORGAN CHASE & CO.
NON-GAAP FINANCIAL MEASURES, KEY PERFORMANCE MEASURES AND OTHER NOTES

Non-GAAP Financial Measures

(a)
In addition to analyzing the Firm’s results on a reported basis, management reviews the Firm’s results, including the overhead ratio, and the results of the lines of business on a “managed” basis, which are non-GAAP financial measures. The Firm’s definition of managed basis starts with the reported U.S. GAAP results and includes certain reclassifications to present total net revenue for the Firm (and each of the reportable business segments) on a FTE basis. Accordingly, revenue from investments that receive tax credits and tax-exempt securities is presented in the managed results on a basis comparable to taxable investments and securities. These non-GAAP financial measures allow management to assess the comparability of revenue arising from both taxable and tax-exempt sources. The corresponding income tax impact related to tax-exempt items is recorded within income tax expense. These adjustments have no impact on net income as reported by the Firm as a whole or by the lines of business.

(b)
The ratios of the allowance for loan losses to period-end loans retained, the allowance for loan losses to nonaccrual loans retained, and nonaccrual loans to total period-end loans excluding credit card and PCI loans, exclude the following: loans accounted for at fair value and loans held-for-sale; PCI loans; and the allowance for loan losses related to PCI loans. Additionally, net charge-offs and net charge-off rates exclude the impact of PCI loans. The ratio of the wholesale allowance for loan losses to period-end loans retained, excluding trade finance and conduits, is calculated excluding loans accounted for at fair value, loans held-for-sale, CIB’s trade finance loans and consolidated Firm-administered multi-seller conduits, as well as their related allowances, to provide a more meaningful assessment of the wholesale allowance coverage ratio.

(c)
CIB calculates the ratio of the allowance for loan losses to end-of-period loans excluding the impact of consolidated Firm-administered multi-seller conduits and trade finance loans, to provide a more meaningful assessment of CIB’s allowance coverage ratio.

Key Performance Measures

(a)
Core loans include loans considered central to the Firm’s ongoing businesses; core loans exclude loans classified as trading assets, runoff portfolios, discontinued portfolios and portfolios the Firm has an intent to exit.

(b)
Tangible common equity (“TCE”), Return on tangible common equity (“ROTCE”), and Tangible book value per share (“TBVPS”) are considered key financial performance measures. TCE represents the Firm’s common stockholders’ equity (i.e., total stockholders’ equity less preferred stock) less goodwill and identifiable intangible assets (other than MSRs), net of related deferred tax liabilities. ROTCE measures the Firm’s net income applicable to common equity as a percentage of average TCE. TBVPS represents the Firm’s TCE at period-end divided by common shares at period-end. TCE, ROTCE, and TBVPS are meaningful to the Firm, as well as investors and analysts, in assessing the Firm’s use of equity.

Other Notes

(1)
Effective January 1, 2016, the Firm adopted new accounting guidance related to the recognition and measurement of financial liabilities where the fair value option has been elected. This guidance requires the portion of the total change in fair value caused by changes in the Firm’s own credit risk (DVA) to be presented separately in other comprehensive income; previously these amounts were recognized in net income. The guidance was required to be applied as of the beginning of the fiscal year of adoption via a cumulative effect adjustment to the Consolidated balance sheet, which resulted in a reclassification from retained earnings to accumulated other comprehensive income. The adoption of this guidance had no material impact on the Firm’s Consolidated Financial Statements.

(2)
Effective January 1, 2016, the Firm adopted new accounting guidance related to share-based payments, including the accounting for income taxes and classification in the statement of cash flows. The guidance requires that all excess tax benefits and tax deficiencies that pertain to share-based payment arrangements be recognized within income tax expense in the Consolidated statements of income; previously such amounts were recognized within additional paid-in capital. The adoption of this guidance had no material impact on the Firm’s Consolidated Financial Statements.